[LOGO]
EUREKA
FUNDS





                                                                   ANNUAL REPORT
                                                              September 30, 2000



















                                                                        DISCOVER
                                                                     DISCIPLINED
                                                                       INVESTING


                                                               TABLE OF CONTENTS

Chairman's Letter .............................................................2

Investment Management Philosophy ..............................................3

Eureka Equity Fund Commentary .................................................4

Eureka Equity Fund Review .....................................................5

Eureka Global Asset Allocation
Fund Commentary ...............................................................6

Eureka Global Asset Allocation Fund Review ....................................7

Eureka Investment Grade Bond Fund
Commentary ....................................................................8

Eureka Investment Grade Bond Fund Review ......................................9

Eureka Prime Money Market Fund Commentary ....................................10

Eureka U.S. Treasury Obligations Fund
Commentary....................................................................11

Schedules of Portfolio Investments............................................12

Statements of Assets and Liabilities..........................................39

Statements of Operations .....................................................41

Statements of Changes in Net Assets...........................................43

Notes to the Financial Statements ............................................48

Financial Highlights..........................................................53

Report of Independent Auditors................................................63




This material is authorized for distribution to prospective investors only when accompanied or preceded by a current prospectus. Please call 1-888-890-8121 for a prospectus which contains more complete information on the Eureka Funds, including fees and ongoing expenses. Please read the prospectus carefully before investing or sending money.

The Eureka Funds are distributed by BISYS Fund Services. Sanwa Bank California is the Investment Adviser to the funds and receives fees for those services.


MUTUAL FUNDS: ARE NOT FDIC-INSURED - HAVE NO BANK GUARANTEE - MAY LOSE VALUE

                                                              September 30, 2000
                                                               CHAIRMAN'S LETTER

[PHOTO]

LARRY LAYNE
Chairman of the Board of Trustees
The Eureka Funds


Mr. Layne has served as chairman of the board of trustees since the inception of the Eureka Funds.

As Vice Chairman of Sanwa Bank California, Larry Layne is currently in charge of the Commercial Banking Group, which is comprised of all 38 commercial and business banking centers, 12 Pacific Rim branches, and the International Department, Commercial Product Management Department, Cash Management Department, Real Estate Industries Department, Asset Based Finance Department, Syndications Department, Financial Institutions Department and the Group Credit Administration Department.

Mr. Layne has 37 years experience in the banking industry, all at Sanwa Bank California. His several key positions include: Executive Vice President for the Relationship Banking Group, responsible for 107 branches and 13 banking centers; First Executive Vice President for the North/Central Division, responsible for 44 branches and eight commercial banking centers; Senior Vice President of Sanwa's Agribusiness Banking Division; and Regional Vice President of Sanwa Bank, Central Valley Region.

Mr. Layne earned a bachelor of science from California State University of Fresno.


DEAR SHAREHOLDER

We are pleased to report that the Eureka Funds enjoyed significant growth during the fiscal year ending September 30, 2000, our third year of operation. Thanks to the strong performance of the Funds and the new shareholders who joined us during the past year, total assets grew to over $911 million, a gain of approximately $124 million above the $793 million invested in the Funds as of September 30, 1999.

Our quantitative investment philosophy, which minimizes the role of subjective bias in investment decisions, allowed us to maintain an even keel throughout this year's market turbulence. All of our Funds performed in line with their investment objectives, and our Money Market Funds performed significantly better than their relevant Lipper Fund Averages. The objective of the Eureka Funds is to achieve consistent returns each year and to perform in the upper echelons of their respective investment categories, while avoiding undue risk.

The recent volatility in financial markets demonstrates the importance of remaining focused on the long-term objectives offered through the Eureka family of mutual funds. Now may be a good time to review your personal financial needs and portfolio diversification with a qualified investment representative.

Thank you for choosing to invest in the Eureka Funds. We appreciate the trust and confidence you place in us, and we look forward to assisting you in achieving your financial objectives.

Sincerely,


/s/ Larry Layne
LARRY LAYNE
Chairman of the Board of Trustees
The Eureka Funds




The views expressed in this report reflect those of the Investment Adviser through the end of the report period only, as stated on the cover. The managers' views are subject to change at any time based upon market and other conditions.

                                                              September 30, 2000
                                                           SANWA BANK CALIFORNIA
                                  QUANTITATIVE APPROACH TO INVESTMENT MANAGEMENT

[PHOTO]


BOB BANNON
Senior Vice President and
Chief Investment Officer

As Chief Investment Officer and head of the Investment Management Department, Bob Bannon's primary focus is to build upon the existing strengths of the Investment Management Department and position Sanwa Bank California as a leader in quantitative investment management.

A highly respected authority on the quantitative investment philosophy and process, Bob has extensive knowledge and experience in global asset allocation, equity modeling and fixed-income portfolio management. Before joining Sanwa Bank California during the first quarter of 2000, he served as Managing Director for Analytic Investors, Inc., a highly regarded Los Angeles quantitative investment management firm, where he was responsible for market research and the development and management of investment products and processes. Prior to joining Analytic, Bob developed fixed-income trading strategies for I.D.E.A. in New York and worked for Security Pacific National Bank as a financial economist.

Bob holds a graduate degree in econometrics and financial economics from UCLA and an undergraduate degree in economics from Villanova University. He is a Chartered Financial Analyst.


INVESTMENT PHILOSOPHY

At Sanwa Bank California, we are continually striving to find better ways to meet the diverse needs of our customers. For years, we have been refining the science of investing and have developed an advanced investment philosophy that takes the guesswork and confusion out of decisions involving your financial security.

Backed by the financial strength of one of the world's largest banks, our professional investment management team has gained valuable expertise in the global marketplace, enabling us to offer the widest possible range of investment opportunities. Now, Sanwa's Investment Management Group applies our time-tested investment philosophy to the Eureka Funds - a mutual fund family that may help you meet your financial objectives today and into the future.

THE QUANTITATIVE APPROACH TO INVESTMENT MANAGEMENT

At Sanwa Bank California, we employ a disciplined, quantitative approach to investment management. This unique method, which includes sophisticated statistical analysis of both historical and contemporary financial data in both domestic and global markets, is designed to remove the subjective or emotional component from investment decisions. As we measure changes in long-term relationships between the returns of different types of assets and apply those changes to the proprietary forecasting models, we can quickly see where changes are required in any portfolio. And, because we have a comprehensive picture of the long-term performance of an asset, we can also see where to avoid making impulsive decisions as a reaction to short-term fluctuations in a turbulent market.

As a result, we have an explicit understanding of how the portfolio is structured and how investment decisions may impact its performance, so we are extremely meticulous in every phase of the investment process. By utilizing the most advanced data-based software to apply cutting-edge investment science and academic research, our approach ensures that your portfolio maintains targeted risk levels and has the flexibility to respond to market changes when necessary.

                                                              September 30, 2000
                                                              EUREKA EQUITY FUND
                                                                      COMMENTARY


OBJECTIVE:

The Eureka Equity Fund seeks long-term capital growth. The Fund intends to invest in the common stocks of corporations representing a broad cross-section of the U.S. economy. The Fund expects to have a level of risk commensurate with that represented by a broadly diversified portfolio of U.S. common stocks, such as the Standard & Poor's 500 Stock Index. Under normal market conditions, the Fund will invest at least 65% of its net assets in common stocks.

INCEPTION DATE:
A Shares 02/03/98
Trust Shares 11/01/97

BENCHMARK:
Standard & Poor's
500 Stock Index



INVESTMENT PHILOSOPHY

Long-term capital growth and rigorous risk control are the key objectives of the Eureka Equity Fund. Structured to have risk characteristics similar to those of the Standard & Poor's 500 Stock Index, we seek to add value to the portfolio through short-term security selection. Our quantitative approach avoids overreaction to momentary news items or earnings reports in favor of fundamental valuation.

Rather than attempt to time the market, we stay fully invested in a universe of S&P 500 stocks. We apply multi-dimensional analysis to select the most attractive stocks in each industry and to construct a portfolio that mirrors the S&P 500 in size, sector and industry exposure, as well as the proportion of value vs. growth stocks.

FUND PERFORMANCE

For the fiscal year ended September 30, 2000, the Fund lagged its benchmark by 2.85%, producing a 10.26% total return (Trust Shares)(1), compared to a 13.11% return for the S&P 500 Index(2). Our strict commitment to such risk controls as sector neutrality unfortunately limited the Fund's upside participation this year.

MARKET PERFORMANCE

An exceptionally wide dispersion between the best and worst performing stocks made this a difficult year for quantitative funds. A handful of aggressive growth stocks, particularly in the technology sector, produced spectacular returns to the benefit of less risk-controlled funds that were overweighted in technology. Such stellar performance can be fleeting, however, and we remain confident that our disciplined approach will continue to produce solid returns for our investors.

OUTLOOK

Our short-term, quantitative investment philosophy remains constant, regardless of market cycle. Going forward, we will do what we have always done -- focus on tight risk control, use disciplined analysis to seek the winners, and strive to outperform our benchmark, the S&P 500 Stock Index.


(1) Total return for the Fund's Class A Shares was 10.04% for the one-year period ended 9/30/00.

(2) The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the domestic stock market and cannot be invested in directly.

                                                              September 30, 2000
                                                       EUREKA EQUITY FUND REVIEW




        TOP 10 EQUITY HOLDINGS(3)
        -------------------------
  1. General Electric Co. .......... 4.95%
  2. Cisco Systems ................. 2.98
  3. Oracle Corp ................... 2.92
  4. Intel ......................... 2.50
  5. Exxon Mobil Corp. ............. 2.21
  6. Citigroup Inc. ................ 2.19
  7. American International ........ 2.01
  8. Pfizer Inc. ................... 2.00
  9. Walmart ....................... 1.95
 10. SBC Communications, Inc........ 1.79




       SECTOR WEIGHTINGS(3)
       -------------------
             [PIE CHART]
Technology .................. 28.9%
Retail ......................  5.1%
Energy ......................  5.5%
Other .......................  5.5%
Capital Goods ...............  7.8%
Utilities ...................  9.7%
Consumer Related ............ 10.7%
Health Care ................. 11.8%
Financial Services .......... 15.0%



               GROWTH OF $10,000
               -----------------
               Since  Inception

                   [GRAPH]


Class A Shares(4) .............. $16,335
Trust Shares ................... $15,137
Standard & Poor's 500 Index(2) . $15,010

11/97        10000       10000       10000
12/97      10555.1     10548.6       10643
 3/98      12028.6     11999.8       12128
 6/98      12451.6     12416.8       12528
 9/98      11007.8     10969.9       11282
12/98        13410     13350.7       13685
 3/99      13870.6     13817.1       14367
 6/99      14805.4     14734.1       15380
 9/99      13728.3       13640       14419
12/99      15550.1     15450.6       16565
 3/00      15753.4       15634       16945
 6/00      15339.9     15216.7       16494
 9/00      15137.2     15009.8       16335


                                          TOTAL RETURN
                                          ------------


                                                          Annualized
                          Year to Date     One Year     Since Inception
                           (9/30/00)      (9/30/00)   (11/1/97 to 9/30/00)
                           ---------       --------   --------------------
Class A Shares(4)          -2.85%          10.04%        14.95%

Trust Shares               -2.66%          10.26%        15.28%



The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return set forth may reflect the waiver of a portion of the Fund's advisory fees for certain periods since inception. In such instances, and without the waiver of fees, total return would have been lower.

(3)   The portfolio holdings are subject to change.

(4) Class A Shares of this Fund were not in existence prior to 02/03/98. Class A Shares performance calculated for any period prior to 02/03/98 is based on the performance of Trust Shares since inception 11/01/97. The performance data for the period 11/01/97 through 02/03/98 was calculated by adjusting the performance of the Trust Shares to reflect the 12b-1 fee charged to Class A Shares.

                                                              September 30, 2000
                                             EUREKA GLOBAL ASSET ALLOCATION FUND
                                                                      COMMENTARY


OBJECTIVE:

The investment objective of the Eureka Global Asset Allocation Fund is to seek a balance of income and long-term capital appreciation. Utilizing a disciplined asset allocation approach, the Fund intends to invest in, and assume a level of risk commensurate with, a globally diversified portfolio of foreign and domestic stocks, bonds and cash equivalents. By systematically diversifying across countries, currencies, and asset classes the Fund pursues its capital appreciation goals, while seeking to control portfolio risk.

INCEPTION DATE:
A Shares 02/03/98
Trust Shares 11/01/97

BENCHMARK: Blended Salomon Smith
Barney Primary World Index
and
Lehman Brothers U.S. Treasury Index



INVESTMENT PHILOSOPHY

The Eureka Global Asset Allocation Fund is a balanced fund made up of 70% global equities and 30% domestic bonds. Using a wide range of quantitative technologies, we seek to enhance returns and outperform our benchmark by varying the proportion of stocks to bonds and by varying our exposure to the stocks of different countries and the selection of individual securities within those countries. We employ a tactical, opportunistic approach to selecting stocks that we believe have superior short-term characteristics.

FUND PERFORMANCE

The Fund's benchmark prior to and as of September 30, 2000 was a custom blend of 70% Salomon Smith Barney Primary World Index(1) and 30% of the Lehman Brothers U.S. Treasury Index(2). Going forward, the Salomon Smith Barney World Index(1) has been replaced by the Morgan Stanley Capital International World Index(4) because this index is more suited to the actual securities held by the Fund. For the one-year period ended September 30, 2000, we underperformed the pre-September 30, 2000 benchmark by 4.07%. The Fund's total return was 7.43% (Trust Shares)(3), while our custom benchmark returned 11.50%. We underperformed our new benchmark during the same period by 0.97%. For the one-year period ended September 30, 2000, our new benchmark returned 8.40%. Stock selection and mistiming equity vs. fixed income allocations were the primary factors contributing to the Fund's underperformance this year.

MARKET PERFORMANCE
An exceptionally wide gap between the best and worst performing stocks made this a difficult year for risk-controlled, sector-neutral funds such as the Eureka Global Asset Allocation Fund. We were also underweighted in global and U.S. equities relative to fixed-income securities during the first half of the fiscal year, when the equity markets were at their strongest. We pulled that underweight back to benchmark just when the market peaked.

OUTLOOK
Due to heightened turmoil in world commodity markets, surprising weakness in the technology sector and uncertainty regarding the economic and fiscal policies of the new Administration, we have pulled most of our exposures back to benchmark and are concentrating our efforts on individual securities selection. Throughout the year, we will continue to exploit short-term tactical opportunities as they arise, as is consistent with our investment philosophy.


International investing involves increased risk and volatility.

(1) The Salomon Smith Barney Primary World Index is an unmanaged index generally representative of the international and domestic equity markets.
(2) The Lehman Brothers U.S. Treasury Index is an unmanaged index generally representative of the domestic Treasury market. These indices cannot be invested in directly.
(3) Total return for the Fund's Class A Shares was 7.18% for the one-year period ended 9/30/00.
(4) The Morgan Stanley Capital International World Index is an unmanaged index generally representative of the world's developed equity markets. These indices cannot be invested in directly.

                                                              September 30, 2000
                                      EUREKA GLOBAL ASSET ALLOCATION FUND REVIEW


          TOP 10 EQUITY HOLDINGS(4)
          -----------------------
  1. General Electric Co. ..........2.89%
  2. Cisco Systems .................1.93
  3. Exxon Mobil Corp. .............1.63
  4. Microsoft Corp. ...............1.61
  5. Intel .........................1.52
  6. EMC Corp ......................1.44
  7. Nokia OY ......................1.35
  8. American International ........1.32
  9. Vodafone Group. ...............1.22
 10. IBM ...........................1.18


      EQUITY COUNTRY WEIGHTINGS(4)
      ---------------------------
              [PIE CHART]
U.S.A. ..........................  55.9%
Japan. ..........................  10.8%
U.K. ............................   8.9%
Other ...........................   9.3%
Netherlands .....................   2.4%
Canada ..........................   2.1%
France ..........................   4.6%
Germany .........................   3.1%
Switzerland .....................   2.9%


               GROWTH OF $10,000
               ------------------
                Since Inception

                     [GRAPH]

Class A Shares(5) ............................ $13,041
Trust Shares ................................. $13,138
Lehman Brothers U.S. Treasury Index(2) ....... $11,777
Salomon Smith Barney Primary World Index(1) .. $14,723


        10000       10000       10000      10000
        10123     10116.5       10158       9802
      11145.4     11128.1       10310      11188
      11375.9     11358.5       10584      11465
        10534     10507.1       11193      10078
      11911.9     11882.4       11178      12172
      12054.9       12015       10997      12641
      12422.7     12371.9       10898      13268
      12228.6       12168       10976      13044
        13395     13319.2       10894      15143
      13523.7     13447.3       11307      15402
      13373.5     13287.1       11479      15053
      13137.6     13041.5       11777      14723




                                 TOTAL RETURN
                                 ------------         ANNUALIZED
                      YEAR TO DATE    ONE YEAR       SINCE INCEPTION
                       (9/30/00)      (9/30/00)     (11/1/97 TO 9/30/00
                       -----------    ---------    --------------------

Class A Shares(5)      -2.08%          7.18%          9.54%
Trust Shares           -1.92%          7.43%          9.81%


The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return set forth may reflect the waiver of a portion of the Fund's advisory fees for certain periods since inception. In such instances, and without the waiver of fees, total return would have been lower.

(4) Expressed as a percentage of Common Stock held in the Fund's portfolio. The portfolio holdings are subject to change.

(5) Class A Shares of this Fund were not in existence prior to 02/03/98. Class A Shares performance calculated for any period prior to 02/03/98 is based on the performance of Trust Shares since inception 11/01/97. The performance data for the period 11/01/97 through 02/03/98 was calculated by adjusting the performance of the Trust Shares to reflect the 12b-1 fee charged to Class A Shares.

                                                              September 30, 2000
                                               EUREKA INVESTMENT GRADE BOND FUND
                                                                      COMMENTARY


OBJECTIVE:

The Eureka Investment Grade Bond Fund seeks a high level of income, consistent with preservation of capital. To achieve this objective, the Fund intends to invest in a range of fixed-income securities, including U.S. Treasury securities (bonds, notes, and bills), U.S. agency securities, mortgage-related securities, corporate securities, depository institution obligations, and repurchase agreements. Under normal market conditions the Fund will invest at least 80% of its net assets in bonds (i.e., debt securities) which are investment grade securities, as determined by NRSRO ratings, or if unrated, as determined by Sanwa Bank California to be of comparable quality.

INCEPTION DATE:
A Shares 02/03/98
Trust Shares 11/01/97

BENCHMARK:
Lehman Brothers
Aggregate Bond Index




INVESTMENT PHILOSOPHY

With a goal of providing a relatively high level of income, while simultaneously preserving shareholder capital, we use a variety of disciplines to evaluate the current interest rate environment and credit implications. Our approach is conservative, yet opportunistic.

Using multi-dimensional evaluative techniques, we select the most attractive sectors and individual securities of the fixed-income market within the constraints of our risk management framework. The Fund's overall risk characteristics - duration, sector allocation and yield level -- are structured to resemble the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.

FUND PERFORMANCE

During the fiscal year ended September 30, 2000, the Eureka Investment Grade Bond Fund generated an aggregate total return of 6.48% (Trust Shares)(1). This outperformed the Lipper Intermediate Investment Grade Bond Funds Average(2) by 0.73% and lagged our benchmark, the Lehman Brothers Aggregate Bond Index(3), by 0.64%. The Lipper Average returned 5.75%, while the Index returned 7.12%.

MARKET PERFORMANCE

Several market conditions contributed to the Fund's positive performance. First, the Fund was overweighted in GNMA mortgage-backed securities, which performed exceptionally well. This was due to uncertainty as to whether other agencies, such as FNMA, might lose their implied guarantee of the U.S. government, whereas for GNMA securities, the government guarantee is assured.

OUTLOOK

Going forward, we will continue to capitalize on the strength of GNMA issues by maintaining our overweighted position. We also plan to underweight U.S. Treasuries in favor of U.S. agencies, which provide significantly higher yields with very little additional credit risk. Now that the economy has apparently peaked, concern for credit quality is growing. Accordingly, we plan to underweight the lowest-rated corporate bonds in our portfolio and concentrate on higher-rated securities. As always, we will maintain a rigorous and disciplined approach to risk management.



(1) Total return for the Fund's Class A Shares was 6.20% for the one-year period ended 9/30/00.

(2) The Lipper Intermediate Investment Grade Bond Funds Average represents the average of domestic bond mutual funds as tracked by Lipper, Inc.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the domestic bond market as a whole and cannot be invested in directly.

                                                              September 30, 2000
                                        EUREKA INVESTMENT GRADE BOND FUND REVIEW


          FUND INFORMATION(4)
          --------------------
30-Day SEC Yield: (A Shares) ... 5.95%
30-Day SEC Yield: (Trust) ...... 6.08%
Average Maturity: .............. 8.89 Years
Average Quality: (Moody's) ..... Aaa
Effective Duration: ............ 4.77 Years
Number of Issues: .............. 119


            CREDIT QUALITY(4)
            -----------------
U.S.Treasury/Agency ........... 73.1%
Aaa ...........................  4.8
Aa ............................  5.0
A .............................  10.4
Baa ...........................  5.2
Cash ..........................  1.5



         SECTOR WEIGHTINGS(4)
         --------------------
              [PIE CHART]
Treasury ...................... 10.9%
Mortgage Related .............. 35.0%
Agency ........................ 27.2%
Industrial ....................  9.4%
International .................  1.2%
Finance .......................  7.0%
Utilities .....................  1.1%
Telephone .....................  2.0%
Cash ..........................  1.5%
Municipals ....................  2.3%
Asset Backed ..................  2.4%


                         GROWTH OF $10,000
                         ------------------
                          Since Inception
                               [GRAPH]
    Class A Shares(5).............................     $11,434
    Trust Shares..................................     $11,483
    Lehman Brothers Aggregate Index...............     $11,714


        10000       10000       10000
      10119.8     10123.7       10147
      10304.9     10283.2       10304
      10534.5     10517.9       10545
      10940.5     10930.9       10991
      10972.3     10959.1       11028
        10879     10883.4       10972
      10720.6     10731.3       10875
        10766     10783.8       10949
      10721.1     10745.4       10936
      10953.2     10985.3       11177
      11097.5     11137.3       11371
      11433.8     11482.6       11714








                              TOTAL RETURN
                              -------------

                                                          ANNUALIZED
                             YEAR TO DATE  ONE YEAR    SINCE INCEPTION
                              (9/30/00)    (9/30/00)  (11/1/97 TO 9/30/00)
                             ------------  ----------  ------------------
Class A Shares(5)              6.65%        6.20%          4.70%
Trust Shares                   6.86%        6.48%          4.86%



The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return set forth may reflect the waiver of a portion of the Fund's advisory fees for certain periods since inception. In such instances, and without the waiver of fees, total return would have been lower.

(4)   The portfolio holdings are subject to change.

(5) Class A Shares of this Fund were not in existence prior to 02/03/98. Class A Shares performance calculated for any period prior to 02/03/98 is based on the performance of Trust Shares since inception 11/01/97. The performance data for the period 11/01/97 through 02/03/98 was calculated by adjusting the performance of the Trust Shares to reflect the 12b-1 fee charged to Class A Shares.

                                                              September 30, 2000
                                                  EUREKA PRIME MONEY MARKET FUND
                                                                      COMMENTARY

INVESTMENT PHILOSOPHY

The Eureka Prime Money Market Fund pursues a high level of current income, consistent with the ability to maintain liquidity and stability of principal. The Fund may invest in repurchase agreements, commercial paper, corporate notes, U.S. government securities and other money market instruments for liquidity. The low-risk, high-liquidity character of the Fund makes it a useful primary investment vehicle for conservative, risk-averse investors and, for others, as a temporary investment complementing a longer-term, more diversified strategy.

FUND PERFORMANCE

For the fiscal year ended September 30, 2000, the Fund outperformed its benchmark, the Lipper Money Market Funds Average(1) by 0.39% and the iMoneyNet First Tier Money Market Average(2) by 0.29%. The Fund's 12-month total return was 5.82% (Trust Shares)(3), compared to 5.43% for its benchmark and 5.53% for the iMoneyNet Average. Security selection was key to achieving these results. We focused primarily on the purchase of commercial paper.

MARKET PERFORMANCE

Short-term interest rates continued to rise during the reporting period. The Fund benefited from this trend by keeping the weighted average maturity relatively short.

OUTLOOK

We have slightly extended the weighted average maturity through calendar year 2000. We do not expect the Federal Reserve to take further action on interest rates until the new Administration is in place. The purchase of variable-rate products will provide a hedge against uncertainty regarding the new Administration's economic policies.

                                      7-DAY YIELD        30-DAY YIELD
                                      (9/30/00)            (9/30/00)
                                      -----------        -------------
Class A Shares                          6.06%                6.00%
Trust Shares                            6.31%                6.25%

(1) The Lipper Money Market Funds Average represents the average of general money market funds as reported by Lipper, Inc.

(2) The iMoneyNet First Tier Money Market Average represents the average of general money market funds as reported by iMoneyNet.

(3) Total return for the Fund's Class A Shares was 5.56% for the one-year period ended 9/30/00.

(4) The 7-day yield is a more accurate reflection of the Fund's current performance than the total return. The yield information set forth may reflect the waiver of a portion of the Fund's advisory fees for certain periods. In such instances, and without waiver of fees, the yield would have been lower.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                              September 30, 2000
                                           EUREKA U.S. TREASURY OBLIGATIONS FUND
                                                                      COMMENTARY

INVESTMENT PHILOSOPHY

The Eureka U.S. Treasury Obligations Fund seeks to provide current income consistent with maintaining liquidity and stability of principal. The Fund invests exclusively in short-term obligations issued or guaranteed by the U.S. Treasury, and in repurchase agreements fully collateralized by U.S. Treasury securities.

The Fund is designed for individual or institutional investors whose primary considerations are stability, capital preservation and low risk. It can also serve as a temporary investment for funds awaiting a more permanent investment in other areas.

FUND PERFORMANCE

For the fiscal year ended September 30, 2000, the Fund outperformed its benchmark, the Lipper U.S. Treasury Money Market Funds Average(1) by 0.38%, and the iMoneyNet Money Market U.S. Treasury & Repurchase Average(2), by 0.28%. The Fund's total return was 5.53% (Trust Shares)(3), compared to 5.15% for its benchmark and 5.25% for the iMoneyNet Average.

MARKET PERFORMANCE

We attribute our success to our security selection, which focused on relatively short maturities and variable-rate products. This strategy worked well in the rising-rate environment that characterized the reporting period.

OUTLOOK

We plan to employ this same strategy in the year ahead. We will continue to seek a yield advantage through repurchase agreements and variable-rate products, while remaining within the strict risk management boundaries that define the Fund.

                                      7-DAY YIELD         30-DAY YIELD
                                      (9/30/00)              (9/30/00)
                                      -----------          ------------
Class A Shares                         5.79%                 5.83%
Trust Shares                           6.04%                 6.08%

(1) The Lipper U.S. Treasury Money Market Funds Average represents the average of U.S. Treasury money market funds as tracked by Lipper, Inc.

(2) The iMoneyNet Money Market U.S. Treasury & Repurchase Average represents the average of U.S. Treasury money market funds as reported by iMoneyNet.

(3) Total return for the Fund's Class A Shares was 5.26% for the one-year period ended 9/30/00.

(4) The 7-day yield is a more accurate reflection of the Fund's current performance than the total return. The yield information set forth may reflect the waiver of a portion of the Fund's advisory fees for certain periods. In such instances, and without waiver of fees, the yield would have been lower.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

12

EUREKA FUNDS                                   SCHEDULE OF PORTFOLIO INVESTMENTS
EQUITY FUND                                                   SEPTEMBER 30, 2000

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
COMMON STOCKS (98.4%)

AEROSPACE & MILITARY TECHNOLOGY (0.9%)
Boeing Co.                      24,500   $  1,543,500
General Dynamics Corp.           3,700        232,406
Raytheon Co., Class B            7,159        203,584
                                         ------------
                                            1,979,490
                                         ------------
AUTOMOTIVE (0.7%)
Delphi Automotive Systems       32,100        485,512
Ford Motor Co.                  17,500        442,969
General Motors Corp.             6,835        444,275
Navistar International
  Corp.                          3,400        101,788
                                         ------------
                                            1,474,544
                                         ------------
BANKING (4.9%)
AmSouth Bancorporation          25,000        312,500
Bank of America Corp.           24,400      1,277,949
Bank One Corp.                  15,700        606,413
Chase Manhattan Corp.           23,184      1,070,810
Fifth Third Bancorp             17,850        961,669
First Union Corp.               31,800      1,023,563
Firstar Corp.                   33,000        738,375
FleetBoston Financial Corp.      4,596        179,244
KeyCorp                         32,800        830,250
MBNA Corp.                      16,407        631,670
Mellon Financial Corp.          19,800        918,225
National City Corp.             34,000        752,250
State Street Corp.               2,000        260,000
Wachovia Corp.                   3,111        176,355
Wells Fargo & Co.               11,900        546,656
                                         ------------
                                           10,285,929
                                         ------------
BEVERAGES & TOBACCO (2.5%)
(Adolph) Coors Co., Class B      2,487        157,147
Brown-Forman Corp., Class B      2,900        158,775
Coca-Cola Co.                   48,995      2,700,849
Coca-Cola Enterprises, Inc.      7,000        111,563
PepsiCo, Inc.                   11,500        529,000
Philip Morris Companies,
  Inc.                          29,618        871,880
Seagram Company, Ltd.           13,344        766,446
                                         ------------
                                            5,295,660
                                         ------------
BUSINESS SERVICES (1.1%)
Convergys Corp.*                 7,000        272,125
Paychex, Inc.                   16,361        858,953
Quintiles Transnational
  Corp.*                        67,737      1,079,558
                                         ------------
                                            2,210,636
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
CHEMICALS (1.0%)
Dow Chemical Co.                29,000   $    723,187
Du Pont (E.I.) De Nemours       13,800        571,838
Eastman Chemical Co.             8,174        301,927
Engelhard Corp.                  7,500        121,875
Hercules, Inc.                  14,300        201,988
Union Carbide Corp.              6,200        234,050
                                         ------------
                                            2,154,865
                                         ------------
COMPUTER HARDWARE (13.0%)
Advanced Micro Devices,
  Inc.*                         26,200        618,975
Applied Materials, Inc.*        10,146        601,785
Cisco Systems, Inc.*           113,424      6,266,676
Compaq Computer Corp.            7,947        219,178
Dell Computer Corp.*            44,700      1,377,319
EMC Corp.*                      34,330      3,402,961
Hewlett-Packard Co.             21,600      2,095,200
IBM Corp.                       21,716      2,443,050
Intel Corp.                    126,374      5,260,318
Micron Technology, Inc.          6,896        317,216
Seagate Technology, Inc.*       19,223      1,326,387
Sun Microsystems, Inc.*         22,100      2,580,175
Texas Instruments, Inc.         18,684        881,651
                                         ------------
                                           27,390,891
                                         ------------
COMPUTER SOFTWARE & PERIPHERALS (7.0%)
Cabletron Systems*              11,692        343,453
Ceridian Corporation            10,440        292,973
Computer Sciences Corp.*           500         37,125
First Data Corp.                34,900      1,363,281
Mercury Interactive Corp.*       2,200        344,850
Microsoft, Inc.*                59,444      3,581,501
Oracle Corp.*                   77,980      6,140,924
Siebel Systems, Inc.             5,910        657,857
Teradyne, Inc.                   2,200         77,000
VERITAS Software Corp.*         12,600      1,789,200
                                         ------------
                                           14,628,164
                                         ------------
CONSUMER GOODS & SERVICES (2.5%)
Avon Products, Inc.             13,817        564,770
Colgate-Palmolive Co.           15,673        739,765
Eastman Kodak Co.                7,000        286,125
Gillette Co.                    19,200        592,800
Kimberly-Clark Corp.             3,300        184,181
Mattel                          47,219        528,263
Procter & Gamble Co.            21,500      1,440,499
Reebok International, Ltd.*     18,071        339,961

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
EQUITY FUND                                                   SEPTEMBER 30, 2000

                                                                              13

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
Sherwin-Williams Co.            20,500   $    438,188
Springs Industries, Inc.,
  Class A                          900         25,369
The Clorox Co.                   3,625        143,414
                                         ------------
                                            5,283,335
                                         ------------
CONTAINERS & PACKAGING (0.1%)
Pactiv Corp.*                   15,100        168,931
                                         ------------
ELECTRIC UTILITY (1.9%)
AES Corp.*                       3,900        267,150
American Power Conversion
  Corp.*                         1,100         21,106
Dominion Resources, Inc.        22,700      1,318,019
Niagara Mohawk Holdings,
  Inc.                          92,201      1,452,165
PG&E Corp.                       6,900        166,894
Reliant Energy, Inc.             3,545        164,843
TXU Corp.                       16,200        641,925
                                         ------------
                                            4,032,102
                                         ------------
ELECTRICAL & ELECTRONIC (5.4%)
Agilent Technologies, Inc.*      8,238        403,147
General Electric Co.           180,613     10,419,113
Molex, Inc.                      8,000        435,500
                                         ------------
                                           11,257,760
                                         ------------
ENVIRONMENTAL SERVICES (0.2%)
Waste Management, Inc.          25,405        443,000
                                         ------------
FINANCIAL SERVICES (6.6%)
American Express Co.            45,100      2,739,824
Associates First Capital, Class A7,982        303,316
Charles Schwab Corp.            39,300      1,395,150
Citigroup, Inc.                 85,246      4,608,611
Fannie Mae                       9,087        649,721
Freddie Mac                      5,160        278,963
Household International,
  Inc.                           4,752        269,082
J.P. Morgan & Co.                3,600        588,150
Merrill Lynch & Co.              6,800        448,800
Morgan Stanley Dean Witter
  & Co.                         14,475      1,323,558
Stilwell Financial, Inc.*       11,004        478,674
T. Rowe Price Associates,
  Inc.                           4,800        225,300
Washington Mutual, Inc.         14,600        581,263
                                         ------------
                                           13,890,412
                                         ------------
FOOD PRODUCTS & SERVICES (1.8%)
Campbell Soup Co.               23,400        605,474
General Mills, Inc.             16,600        589,300
Kellogg Co.                      2,118         51,229

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
McDonald's Corp.                25,200   $    760,724
Nabisco Group Holdings
  Corp.                         17,585        501,173
Quaker Oats Co.                  7,100        561,788
Safeway, Inc.*                   3,700        172,744
SYSCO Corp.                     13,000        602,063
                                         ------------
                                            3,844,495
                                         ------------
HEALTH CARE (0.4%)
HCA-The Healthcare Company       3,058        113,528
Humana, Inc.*                   32,745        352,009
Tenet Healthcare Corp.*          8,753        318,390
                                         ------------
                                              783,927
                                         ------------
HOTELS & LODGING (0.0%)
Marriott International,
  Class A                          500         18,219
                                         ------------
INDUSTRIAL GOODS & SERVICES (1.0%)
Deere & Co.                     20,000        665,000
Millipore Corp.                  3,200        155,000
PE Corp-PE Biosystems Group      7,145        832,392
W.W. Grainger, Inc.             14,840        390,478
                                         ------------
                                            2,042,870
                                         ------------
INSURANCE (3.6%)
Aetna, Inc.                      6,000        348,375
AFLAC, Inc.                      9,480        607,313
Allstate Corp.                  36,746      1,276,923
American General Corp.             835         65,130
American International
  Group, Inc.                   44,100      4,219,818
Cigna Corp.                        584         60,970
Cincinnati Financial Corp.       5,600        198,800
Marsh & McLennan Companies,
  Inc.                           5,500        730,125
                                         ------------
                                            7,507,454
                                         ------------
INTERNET SERVICES (2.0%)
America Online, Inc.*           35,082      1,885,657
Network Appliance, Inc.*        13,207      1,682,242
Yahoo!, Inc.*                    8,135        742,827
                                         ------------
                                            4,310,726
                                         ------------
MANUFACTURING (1.5%)
Fluor Corp.                     10,200        306,000
Illinois Tool Works, Inc.        7,500        419,063
Parker Hannifin Corp.            9,100        307,125
Tyco International, Ltd.        39,921      2,070,901
                                         ------------
                                            3,103,089
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
EQUITY FUND                                                   SEPTEMBER 30, 2000

14

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES (2.7%)
Amgen, Inc.*                    18,300   $  1,277,855
Bausch & Lomb, Inc.              7,900        307,606
Baxter International, Inc.       8,100        646,481
Guidant Corp.*                   4,700        332,231
Johnson & Johnson               20,143      1,892,184
Medtronic, Inc.                 17,200        891,175
St. Jude Medical, Inc.           7,232        368,832
                                         ------------
                                            5,716,364
                                         ------------
METALS & MINING (0.3%)
Alcoa, Inc.                     16,600        420,187
Homestake Mining Co.            13,300         68,994
Newmont Mining Corp.             8,300        141,100
Phelps Dodge Corp.               2,300         96,025
                                         ------------
                                              726,306
                                         ------------
MULTIMEDIA (2.6%)
Clear Channel
  Communications, Inc.*          5,180        292,670
Gannett, Inc.                    1,000         53,000
McGraw-Hill Companies, Inc.      3,800        241,538
Time Warner, Inc.               22,600      1,768,450
Viacom, Inc., Class B*          22,077      1,291,505
Walt Disney Co.                 48,700      1,862,774
                                         ------------
                                            5,509,937
                                         ------------
OIL & GAS (6.0%)
Baker Hughes, Inc.               4,900        181,913
Burlington Resources, Inc.       4,955        182,406
Chevron Corp.                   15,500      1,321,375
Columbia Energy Group           14,900      1,057,900
Devon Energy Corp.              11,200        673,680
Exxon Mobil Corp.               52,160      4,648,759
Halliburton Co.                 10,300        504,056
Phillips Petroleum Co.           1,700        106,675
Royal Dutch Petroleum NY
  Shares                        27,800      1,666,263
Schlumberger, Ltd.               7,400        609,113
Texaco, Inc.                    30,648      1,609,020
                                         ------------
                                           12,561,160
                                         ------------
PAPER PRODUCTS (0.4%)
International Paper Co.         12,800        367,200
Westvaco Corp.                  20,800        555,100
                                         ------------
                                              922,300
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
PHARMACEUTICALS (7.8%)
Abbott Laboratories             13,100   $    623,069
ALZA Corp.*                      2,200        190,300
American Home Products
  Corp.                         10,600        599,563
Bristol-Myers Squibb Co.        44,000      2,513,500
Cardinal Health, Inc.            3,900        343,931
Eli Lilly & Co.                 18,372      1,490,429
Merck & Company, Inc.           38,300      2,850,956
Pfizer, Inc.                    93,454      4,199,589
Pharmacia Corp.                 33,297      2,004,063
Schering-Plough Corp.           33,794      1,571,421
                                         ------------
                                           16,386,821
                                         ------------
PRINTING & PUBLISHING (0.6%)
Dow Jones & Company, Inc.        8,300        502,150
Tribune Co.                     17,820        777,398
                                         ------------
                                            1,279,548
                                         ------------
RETAIL (4.7%)
Albertson's, Inc.                3,500         73,500
Circuit City Stores-Circuit
  City Group                    13,000        299,000
Costco Wholesale Corp.*          2,900        101,319
CVS Corp.                       19,400        898,463
Dollar General                   5,375         90,031
GAP, Inc.                       15,425        310,428
Home Depot, Inc.                38,650      2,050,866
J.C. Penney Company, Inc.       27,800        328,388
Kohl's Corp. *                   4,400        253,825
Limited, Inc.                   13,300        293,431
Staples, Inc.*                   1,048         14,869
Target Corp.                     6,600        169,125
V.F. Corp.                       6,700        165,406
Wal-Mart Stores, Inc.           85,368      4,108,334
Walgreen Co.                     7,900        299,706
Winn-Dixie Stores, Inc.         27,800        399,625
                                         ------------
                                            9,856,316
                                         ------------
TECHNOLOGY (1.9%)
Analog Devices, Inc.*            8,870        732,329
Broadcom Corp., Class A*           550        134,063
Maxim Integrated Products,
  Inc.*                          9,914        797,457
Palm, Inc.*                     19,226      1,017,776
Rockwell International
  Corp.                         10,900        329,725
Xilinx, Inc.                    10,700        916,188
                                         ------------
                                            3,927,538
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
EQUITY FUND                                                   SEPTEMBER 30, 2000

                                                                              15

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
TELECOMMUNICATIONS (9.6%)
ADC Telecommunications,
  Inc.*                         33,508   $    901,051
AT&T Corp.                      32,580        957,038
BellSouth Corp.                 43,400      1,746,850
Centurytel, Inc.                 8,790        239,528
Global Crossing, Ltd.*           8,811        273,141
Lucent Technologies, Inc.       66,306      2,026,477
Motorola, Inc.                  31,540        891,005
Nextel Communications, Inc.
  Class A*                         882         41,234
Nortel Networks Corp.           50,649      3,016,780
Qwest Communications
  International, Inc.*          35,047      1,684,446
SBC Communications, Inc.        75,427      3,771,349
Sprint Corp.                    28,357        831,215
Sprint Corp. (PCS Group)*       31,324      1,098,298
Tellabs, Inc.*                   2,569        122,670
Verizon Communications          47,502      2,300,878
WorldCom, Inc.*                  6,479        196,800
                                         ------------
                                           20,098,760
                                         ------------
TELECOMMUNICATIONS EQUIPMENT (2.4%)
Andrew Corp.*                    4,800        125,700
Comverse Technology, Inc.*       2,600        280,800
Corning, Inc.                    6,100      1,811,699
JDS Uniphase Corp.*             15,795      1,495,589
Qualcomm, Inc.                  16,099      1,147,054
Scientific-Atlanta, Inc.         2,900        184,513
                                         ------------
                                            5,045,355
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
TRANSPORTATION & SHIPPING (0.4%)
Delta Air Lines, Inc.            9,739   $    432,168
FedEx Corp.*                     2,600        115,284
Norfolk Southern Corp.          19,694        288,025
                                         ------------
                                              835,477
                                         ------------
UTILITIES (0.9%)
Enron Corp.                     22,600      1,980,325
-----------------------------------------------------
TOTAL COMMON STOCKS (COST
  $162,363,114)                           206,952,706
-----------------------------------------------------
  MONEY MARKET FUNDS (1.2%)

Eureka Prime Money Market
  Fund -- Trust Class        2,515,098      2,515,098
-----------------------------------------------------
TOTAL MONEY MARKET FUNDS
  (COST $2,515,098)                         2,515,098
-----------------------------------------------------
TOTAL INVESTMENTS
  (COST $164,878,212) -- 99.6%            209,467,804
-----------------------------------------------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.4%                         847,889
-----------------------------------------------------
TOTAL NET ASSETS -- 100.0%          $210,315,693
-----------------------------------------------------

---------------

Percentages indicated are based on net assets of $210,315,693.

 *  Represents non-income producing securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

16

EUREKA FUNDS                                   SCHEDULE OF PORTFOLIO INVESTMENTS
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2000

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
COMMON STOCKS (68.9%)
AUSTRALIA (0.9%)
BANKING (0.3%)
Australia & New Zealand
  Banking Group, Ltd.            8,100   $     58,254
Commonwealth Bank of
  Australia                      5,400         80,713
National Australia Bank,
  Ltd.                           5,400         74,593
Westpac Banking Corp.            7,200         49,715
                                         ------------
                                              263,275
                                         ------------
BUILDING PRODUCTS (0.0%)
CSR, Ltd.                        3,300          7,250
                                         ------------
CONSUMER GOODS & SERVICES (0.1%)
Brambles Industries, Ltd.        1,700         44,429
Coca Cola Amatil, Ltd.           5,100         10,357
Woolworths, Ltd.                 7,000         25,566
                                         ------------
                                               80,352
                                         ------------
DIVERSIFIED (0.1%)
Broken Hill Proprietary
  Co., Ltd.                      7,100         73,633
                                         ------------
ENERGY (0.1%)
Australian Gas & Light Co.       1,800          9,972
Santos, Ltd.                     2,700          9,212
Woodside Petroleum, Ltd.         8,600         63,783
                                         ------------
                                               82,967
                                         ------------
FINANCIAL SERVICES (0.1%)
Lend Lease Corporation,
  Ltd.                           4,600         51,816
Westfield Holdings, Ltd.         2,000         13,376
                                         ------------
                                               65,192
                                         ------------
INDUSTRIAL (0.0%)
Orica, Ltd.                      2,300          7,142
Pacific Dunlop, Ltd.            10,600          8,806
                                         ------------
                                               15,948
                                         ------------
MEDIA (0.2%)
News Corporation, Ltd.           8,100        114,052
Publishing & Broadcasting        3,100         22,496
                                         ------------
                                              136,548
                                         ------------
METALS & MINING (0.0%)
Rio Tinto, Ltd.                  1,400         18,765
WMC, Ltd.                        2,900         11,970
                                         ------------
                                               30,735
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
RETAIL (0.0%)
Coles Myer, Ltd.                 3,000   $     11,605
                                         ------------
TELECOMMUNICATIONS (0.0%)
Cable & Wireless Optus,
  Ltd.*                          2,400          5,207
                                         ------------
                                              772,712
                                         ------------
AUSTRIA (0.0%)
ENERGY (0.0%)
EVN-AG                             300          8,471
                                         ------------
ENGINEERING (0.0%)
VA Technologie AG                  110          5,533
                                         ------------
FINANCIAL SERVICES (0.0%)
Bank Austria AG                    373         20,259
                                         ------------
                                               34,263
                                         ------------
BELGIUM (0.2%)
BANKING (0.0%)
KBC Bancassurance Holding          700         29,341
                                         ------------
ELECTRICAL & ELECTRONIC (0.0%)
Lernout & Hauspie Speech
  Products NV*                     700          8,890
                                         ------------
FINANCIAL SERVICES (0.0%)
Dexia-Belgium                      256         38,155
Dexia-Strip*                       256              2
                                         ------------
                                               38,157
                                         ------------
INSURANCE (0.2%)
Fortis AG, Class B               1,800         55,353
                                         ------------
INVESTMENT COMPANY (0.0%)
Group Bruxelles Lambert SA         100         24,275
                                         ------------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES (0.0%)
Total Fina SA-Strip                180              2
                                         ------------
PHARMACEUTICALS (0.0%)
UCB SA                             300         10,428
                                         ------------
                                              166,446
                                         ------------
CANADA (1.4%)
AUTOMOTIVE (0.0%)
Canadian Tire Corp., Class
  A                                300          3,808
Magna International, Inc.
  Class A                          200          8,706
                                         ------------
                                               12,514
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2000

                                                                              17

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
BANKING (0.4%)
Bank of Montreal                   900   $     40,854
Bank of Nova Scotia              2,200         63,969
Canadian Imperial Bank of
  Commerce                       1,700         55,927
National Bank of Canada          2,200         34,799
Toronto-Dominion Bank            2,200         64,627
                                         ------------
                                              260,176
                                         ------------
CHEMICALS (0.0%)
Potash Corp. of
  Saskatchewan                     200         10,434
                                         ------------
COMPUTER SOFTWARE & PERIPHERALS (0.0%)
ATI Technologies, Inc.*          1,200          9,770
Cognos, Inc.*                      200          8,161
                                         ------------
                                               17,931
                                         ------------
DIVERSIFIED (0.1%)
Bombardier, Inc., Class B        4,000         69,120
Power Corp. of Canada            1,000         21,932
                                         ------------
                                               91,052
                                         ------------
ENERGY (0.0%)
Ballard Power Systems,
  Inc.*                            300         32,908
                                         ------------
FINANCIAL SERVICES (0.0%)
Power Financial Corp.              400          7,896
                                         ------------
FOOD PRODUCTS & SERVICES (0.0%)
Weston (George), Ltd.              300         15,203
                                         ------------
HOTELS & LODGING (0.0%)
Four Seasons Hotels, Inc.          100          7,430
                                         ------------
INDUSTRIAL (0.1%)
Canadian Pacific, Ltd.           1,800         46,776
                                         ------------
INSURANCE (0.0%)
Manulife Financial Corp.         1,500         31,503
                                         ------------
METALS & MINING (0.1%)
Barrick Gold Corp.               2,400         36,527
Inco, Ltd., Class VBN            2,100         14,655
Noranda, Inc.                    1,300         12,312
                                         ------------
                                               63,494
                                         ------------
MULTIMEDIA (0.1%)
Seagram Company, Ltd.            1,100         63,384
Shaw Communications, Inc.
  Class B                        1,100         25,222
                                         ------------
                                               88,606
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
OIL & GAS (0.3%)
Canadian Utilities, Ltd.
  Class B                          700   $     19,074
Gaz Metropolitan & Co., LP       2,900         30,067
Imperial Oil, Ltd.               1,300         33,696
Petro-Canada                     2,800         62,341
Westcoast Energy, Inc.           1,500         28,562
                                         ------------
                                              173,740
                                         ------------
PAPER PRODUCTS (0.0%)
Abitibi-Consolidated, Inc.       1,384         12,924
                                         ------------
PHARMACEUTICALS (0.0%)
Biochem Pharmaceutical,
  Inc.*                            400          8,813
QLT, Inc.*                         200         14,482
                                         ------------
                                               23,295
                                         ------------
PRINTING & PUBLISHING (0.0%)
Thomson Corp.                      700         27,681
                                         ------------
REAL ESTATE (0.0%)
Trizec Hahn Corp.                  900         15,193
                                         ------------
TELECOMMUNICATIONS (0.3%)
BCE, Inc.                          400          9,318
Nortel Networks Corp.            2,428        145,797
Rogers Communications,
  Inc. Class B                   1,300         30,802
TELUS Corporation                  500         12,993
                                         ------------
                                              198,910
                                         ------------
TRANSPORTATION & SHIPPING (0.0%)
Canadian National Railway
  Co.                            1,100         32,314
                                         ------------
                                            1,169,980
                                         ------------
DENMARK (0.2%)
BANKING (0.0%)
Danske Bank A/S*                   100         12,704
                                         ------------
FOOD PRODUCTS & SERVICES (0.0%)
Danisco A/S                        136          4,906
                                         ------------
PHARMACEUTICALS (0.0%)
Novo-Nordisk A/S, Class B          156         34,598
                                         ------------
TELECOMMUNICATIONS-SERVICES AND EQUIPMENT (0.0%)
Tele Danmark A/S                   460         25,301
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2000

18

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
TRANSPORTATION & SHIPPING (0.2%)
D/S 1912, Class B                    5   $     53,819
D/S Svendborg, Class B               4         57,770
                                         ------------
                                              111,589
                                         ------------
                                              189,098
                                         ------------
FINLAND (0.9%)
TELECOMMUNICATIONS (0.9%)
Nokia Oyj                       18,800        761,792
                                         ------------
FRANCE (3.2%)
ADVERTISING & MARKETING (0.0%)
Publicis Groupe                  1,000         30,532
                                         ------------
AUTOMOTIVE (0.2%)
Michelin (CGDE), Class B           710         19,735
PSA Peugeot Citroen                100         17,763
Renault SA                       2,700        115,792
                                         ------------
                                              153,290
                                         ------------
BANKING (0.3%)
Banque Nationale de Paris        1,520        133,994
Credit Commercial de
  France                           250         33,091
Societe Generale, Class A        1,600         89,442
                                         ------------
                                              256,527
                                         ------------
BEVERAGES & TOBACCO (0.1%)
LVMH (Louis Vuitton Moet
  Hennessy)                      1,300         98,139
                                         ------------
BROADCASTING/CABLE (0.1%)
Canal Plus                         360         53,909
                                         ------------
CHEMICALS (0.1%)
L'Air Liquide                      495         58,051
                                         ------------
COMPUTER SOFTWARE & PERIPHERALS (0.1%)
Cap Gemini SA                      400         75,182
Dassault Systemes SA               400         32,526
                                         ------------
                                              107,708
                                         ------------
CONSTRUCTION (0.1%)
Bouygues SA                        500         25,193
Groupe GTM                         100         11,648
Imerys                             100         10,218
                                         ------------
                                               47,059
                                         ------------
COSMETICS & TOILETRIES (0.2%)
L'Oreal SA                       1,600        124,175
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
ELECTRICAL & ELECTRONIC (0.1%)
STMicroelectronics NV            1,700   $     83,332
                                         ------------
FINANCIAL SERVICES (0.1%)
AXA                                400         52,239
                                         ------------
FOOD PRODUCTS & SERVICES (0.1%)
Groupe Danone                      280         38,445
Sodexho Alliance SA                100         15,892
                                         ------------
                                               54,337
                                         ------------
HOTELS & LODGING (0.0%)
Accor SA                         1,000         37,115
                                         ------------
INDUSTRIAL GOODS & SERVICES (0.4%)
Compagnie de Saint-Gobain          420         52,813
LaFarge                            500         34,415
Schneider Electric SA              300         18,902
Suez Lyonnaise Des Eaux            582         90,234
Vivendi                          1,681        124,898
                                         ------------
                                              321,262
                                         ------------
MERCHANDISING (0.2%)
Carrefour                        2,040        150,672
Pinault-Printemps-Redoute
  SA                               200         35,209
                                         ------------
                                              185,881
                                         ------------
MULTIMEDIA (0.0%)
Lagardere S.C.A                    100          6,058
                                         ------------
OIL & GAS (0.3%)
Total Fina SA, Class B           1,492        218,288
                                         ------------
PHARMACEUTICALS (0.3%)
Aventis SA                       1,525        114,384
Sanofi Synthelabo SA             2,440        131,125
                                         ------------
                                              245,509
                                         ------------
TELECOMMUNICATIONS (0.5%)
Alcatel                          2,750        175,933
France Telecom SA                2,650        283,885
                                         ------------
                                              459,818
                                         ------------
                                            2,593,229
                                         ------------
GERMANY (2.2%)
AUTOMOTIVE (0.3%)
Bayerische Motoren Werke
  AG                             2,496         85,238
DaimlerChrysler AG               2,474        110,313
Volkswagen AG                      900         41,297
                                         ------------
                                              236,848
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2000

                                                                              19

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
BANKING (0.3%)
Commerzbank AG                   1,900   $     56,518
Deutsche Bank AG                 2,650        219,812
Dresdner Bank AG                 1,050         45,725
                                         ------------
                                              322,055
                                         ------------
CHEMICALS (0.3%)
BASF AG                          1,945         68,738
Bayer AG                         3,600        133,105
SGL Carbon AG*                     100          6,353
                                         ------------
                                              208,196
                                         ------------
COMPUTER SOFTWARE & PERIPHERALS (0.1%)
SAP AG                             250         48,092
                                         ------------
ELECTRICAL & ELECTRONIC (0.4%)
Infineon Technologies AG*          350         16,817
Siemens AG                       2,175        279,734
                                         ------------
                                              296,551
                                         ------------
ENERGY (0.1%)
RWE AG                           2,150         75,509
                                         ------------
INDUSTRIAL GOODS & SERVICES (0.2%)
ThyssenKrupp AG                  2,350         31,582
Veba AG                          1,890         97,398
                                         ------------
                                              128,980
                                         ------------
INSURANCE (0.2%)
Allianz AG, Registered             280         91,790
Muenchener Rueckver AG
  Registered                       360        107,056
                                         ------------
                                              198,846
                                         ------------
MEDIA (0.0%)
EM. TV & Merchandising AG          200         10,448
                                         ------------
RETAIL (0.0%)
Metro AG                           900         36,850
                                         ------------
TELECOMMUNICATIONS (0.3%)
Deutsche Telecom AG
  Registered                     6,050        207,674
                                         ------------
                                            1,770,049
                                         ------------
HONG KONG (0.6%)
BANKING (0.0%)
Bank of East Asia               10,000         22,445
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
DIVERSIFIED (0.2%)
Hutchison Whampoa                4,400   $     58,408
Jardine Matheson Holdings,
  Ltd.                           4,000         23,400
Swire Pacific, Ltd., Class
  A                              9,500         59,216
                                         ------------
                                              141,024
                                         ------------
ELECTRIC UTILITY (0.1%)
CLP Holdings, Ltd.               9,000         40,401
Hong Kong Electric
  Holdings                      14,000         43,274
                                         ------------
                                               83,675
                                         ------------
OIL & GAS (0.0%)
Hong Kong & China Gas           26,620         33,288
                                         ------------
REAL ESTATE (0.3%)
Cheung Kong                      6,000         72,528
China Resources
  Enterprises                   10,000         11,928
Hang Lung Development Co.       10,000         10,068
Henderson Land Development
  Company, Ltd.                  2,000         10,312
Sun Hung Kai Properties          7,000         65,988
                                         ------------
                                              170,824
                                         ------------
TELECOMMUNICATIONS (0.0%)
Pacific Century
  CyberWorks, Ltd.*              7,000          7,901
                                         ------------
                                              459,157
                                         ------------
IRELAND (0.1%)
BANKING (0.1%)
Allied Irish Bank PLC            3,005         32,404
Bank of Ireland                  5,700         45,569
                                         ------------
                                               77,973
                                         ------------
HEALTH CARE (0.0%)
Elan Corp. PLC*                    408         22,862
                                         ------------
MANUFACTURING (0.0%)
CRH PLC                          1,000         15,919
                                         ------------
                                              116,754
                                         ------------
ITALY (1.4%)
AUTOMOTIVE (0.0%)
Fiat SPA                         1,170         27,277
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2000

20

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
BANKING (0.2%)
Rolo Banca 1473 SPA              2,000   $     35,473
San Paolo-IMI SPA                6,135         99,720
Unicredito Italiano SPA          7,000         36,506
                                         ------------
                                              171,699
                                         ------------
COMPUTER SOFTWARE & PERIPHERALS (0.0%)
Tecnost SPA*                    13,000         39,347
                                         ------------
ELECTRIC UTILITY (0.0%)
Edison SPA                       3,000         29,517
                                         ------------
FINANCIAL SERVICES (0.1%)
Banca Fideuram SPA               6,000         99,431
                                         ------------
INSURANCE (0.3%)
Assicurazioni Generali           4,745        152,620
RAS SPA                          2,400         31,555
                                         ------------
                                              184,175
                                         ------------
OIL & GAS (0.1%)
Ente Nazional Indrocarburi
  SPA                           12,100         64,064
                                         ------------
TELECOMMUNICATIONS (0.7%)
Telecom Italia Mobile SPA       14,000        113,162
Telecom Italia Mobile
  SPA-RNC                       13,000         61,143
Telecom Italia SPA              21,555        229,009
Telecom Italia SPA-RNC          13,000         70,894
                                         ------------
                                              474,208
                                         ------------
TEXTILE PRODUCTS (0.0%)
Benetton Group SPA              10,000         17,825
                                         ------------
                                            1,107,543
                                         ------------
JAPAN (7.6%)
AUTOMOTIVE (0.7%)
Aisin Seiki Company, Ltd.        3,000         47,751
Bridgestone Corp.                3,000         36,091
Denso Corp.                      3,000         69,822
Mazda Motor Corp.               13,000         25,264
Mitsubishi Motors                6,000         18,434
Nissan Motors                    9,000         51,638
Toyota Motor Corp.               9,000        355,636
                                         ------------
                                              604,636
                                         ------------
BANKING (1.0%)
77 Bank, Ltd.                    2,000         14,955
Bank of Tokyo-Mitsubishi,
  Ltd.                          13,000        153,628

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
Gunma Bank                       1,000   $      5,423
Hachijuni Bank                   4,000         24,024
Mitsubishi Trust & Banking
  Co.                            3,000         24,681
Mizuho Holdings, Inc.               30        247,085
Nikko Securities Co., Ltd.       6,000         53,304
Sakura Bank, Ltd.                7,000         52,212
Shizuoka Bank                    6,000         51,083
Sumitomo Bank, Ltd.              8,000        101,425
Sumitomo Trust & Banking         6,000         40,644
Yamaguchi Bank, Ltd.             2,000         12,586
                                         ------------
                                              781,050
                                         ------------
BEVERAGES & TOBACCO (0.1%)
Japan Tobacco, Inc.                  2         15,695
Kirin Brewery Company,
  Ltd.                           4,000         41,088
                                         ------------
                                               56,783
                                         ------------
CHEMICALS (0.3%)
Mitsui Chemicals, Inc.           7,000         31,159
Shin-Etsu Chemical Co.           2,000         84,212
Takeda Chemical Industries       2,000        132,149
                                         ------------
                                              247,520
                                         ------------
COMPUTER SOFTWARE & PERIPHERALS (0.0%)
Konami Company, Ltd.               300         24,764
Trans Cosmos, Inc.                 100         11,373
                                         ------------
                                               36,137
                                         ------------
CONSTRUCTION (0.1%)
Daiwa House Industry
  Company, Ltd.                  1,000          6,987
Matsushita Electric Works        4,000         46,011
Shimizu Corp.                    2,000          5,886
                                         ------------
                                               58,884
                                         ------------
CONSUMER GOODS & SERVICES (0.7%)
KAO Corp.                        3,000         81,899
Kuraray Company, Ltd.            1,000          9,680
Matsushita Electric
  Industrial Co.                 7,000        183,324
Nintendo Company, Ltd.             300         54,775
Shiseido Company, Ltd.           2,000         24,838
Sony Corp.                       1,700        172,423
Toto, Ltd.                       1,000          8,144
                                         ------------
                                              535,083
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2000

                                                                              21

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
ELECTRIC UTILITY (0.2%)
Chubu Electric Power
  Company, Inc.                  1,000   $     16,195
Hokkaido Electric Power
  Company, Inc.                  2,000         28,281
Hokuriku Electric Power          1,000         14,705
Kansai Electric Power            3,000         48,862
Kyushu Electric Power            1,000         15,575
Tohoku Electric Power              300          4,198
Tokyo Electric Power Co.         2,200         51,814
                                         ------------
                                              179,630
                                         ------------
ELECTRICAL & ELECTRONIC (1.1%)
Advantest Corp.                    200         31,427
Fanuc, Ltd.                        400         44,235
Hitachi, Ltd.                   11,000        127,651
Kyocera Corp.                    1,000        152,693
Murata Mfg. Company, Ltd.        1,000        137,886
NEC Corp.                        5,000        113,594
NGK Insulators, Ltd.             1,000         14,344
Nitto Denko Corp.                1,000         37,479
Omron Corp.                      1,000         26,328
Rohm Company, Ltd.                 200         54,803
Sumitomo Electric
  Industries, Ltd.               3,000         51,777
                                         ------------
                                              792,217
                                         ------------
FINANCIAL SERVICES (0.6%)
Credit Saison Company,
  Ltd.                           1,000         21,747
Daiwa Securities GRP             6,000         70,350
Nomura Securities Company,
  Ltd.                           6,000        130,483
Softbank Corp.                     900         84,120
Takefuji Corp.                   1,000        110,124
Tokio Marine & Fire
  Insurance                      4,000         39,978
                                         ------------
                                              456,802
                                         ------------
FOOD PRODUCTS & SERVICES (0.1%)
Ajinomoto Company, Inc.          3,000         33,592
Nissin Food Products
  Company, Ltd.                  2,000         49,417
                                         ------------
                                               83,009
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
INDUSTRIAL (0.1%)
Kajima Corp.                     2,000   $      5,238
Mitsubishi Heavy
  Industries, Ltd.              16,000         63,372
Tostem Corp.                     3,000         41,921
                                         ------------
                                              110,531
                                         ------------
MACHINERY & EQUIPMENT (0.1%)
Ebara Corp.                      2,000         30,539
SMC Corporation                    200         33,592
Toyoda Automatic Loom
  Works, Ltd.                    1,000         20,128
                                         ------------
                                               84,259
                                         ------------
MANUFACTURING (0.2%)
Fuji Electric Company,
  Ltd.                           9,000         32,149
Fuji Photo Film Co.              2,000         67,000
Nikon Corp.                      3,000         60,522
Onward Kashiyama Company,
  Ltd.                           2,000         18,878
                                         ------------
                                              178,549
                                         ------------
MEDIA (0.1%)
Tokyo Broadcasting System        1,000         40,255
Toppan Printing Company,
  Ltd.                           3,000         29,012
                                         ------------
                                               69,267
                                         ------------
METALS & MINING (0.1%)
Sumitomo Metal Industries*      30,000         17,490
Sumitomo Metal Mining
  Company, Ltd.                 19,000        104,969
                                         ------------
                                              122,459
                                         ------------
OFFICE EQUIPMENT & SERVICES (0.2%)
Canon, Inc.                      2,000         88,654
Dai Nippon Printing
  Company, Ltd.                  1,000         14,853
Ricoh Company, Ltd.              3,000         54,553
                                         ------------
                                              158,060
                                         ------------
OIL & GAS (0.0%)
TonenGeneral Sekiyu K.K.         2,000         11,068
                                         ------------
PHARMACEUTICALS (0.2%)
Ono Pharmaceutical
  Company, Ltd.                  1,000         41,088
Sankyo Company, Ltd.             2,000         44,512
Yamanouchi Pharmaceutical
  Company, Ltd.                  1,000         48,121
                                         ------------
                                              133,721
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2000

22

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
REAL ESTATE (0.1%)
Mitsubishi Estate Company,
  Ltd.                           4,000   $     41,681
Mitsui Fudosan Company,
  Ltd.                           4,000         50,120
                                         ------------
                                               91,801
                                         ------------
RETAIL (0.2%)
Daiei, Inc.*                     2,000          5,367
Ito-Yokado Company, Ltd.         1,000         52,101
Jusco Company, Ltd.              2,000         36,831
Marui Company, Ltd.              2,000         31,038
Mycal Corp.                      1,000          2,823
Shimamura Company, Ltd.*           100          7,709
Takashimaya Company, Ltd.        1,000          6,968
UNY Company, Ltd.                1,000         10,411
                                         ------------
                                              153,248
                                         ------------
TECHNOLOGY (0.4%)
Fujitsu, Ltd.                    6,000        139,367
TDK Corp.                        1,000        126,781
Tokyo Electron, Ltd.             1,000         90,690
                                         ------------
                                              356,838
                                         ------------
TELECOMMUNICATIONS (0.6%)
DDI Corp.                            7         45,993
KDD                                300         21,266
Nippon Telegraph &
  Telephone Corp.                   34        333,518
Nippon Television Network          200        114,936
                                         ------------
                                              515,713
                                         ------------
TRANSPORTATION & SHIPPING (0.3%)
All Nippon Airways
  Company, Ltd.*                 7,000         23,320
Central Japan Railway Co.            6         35,147
East Japan Railway Co.              13         72,302
Japan Airlines Company,
  Ltd.                           2,000          7,570
Kinki Nippon Railway
  Company, Ltd.                 10,000         46,271
Nippon Express Company,
  Ltd.                           3,000         16,019
Seibu Railway Company,
  Ltd.                           1,000         14,390
                                         ------------
                                              215,019
                                         ------------
WHOLESALE & INTERNATIONAL TRADE (0.1%)
Mitsubishi Corp.                 3,000         24,153
Mitsui & Company, Ltd.           5,000         31,233
Sumitomo Corp.                   2,000         17,361
                                         ------------
                                               72,747
                                         ------------
                                            6,105,031
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
NETHERLANDS (1.6%)
BANKING (0.3%)
ABN Amro Holding NV              3,748   $     87,313
Ing Groep NV                     2,504        166,780
                                         ------------
                                              254,093
                                         ------------
BREWERY (0.1%)
Heineken Holding NV, Class A       589         20,868
Heineken NV                      1,800        100,067
                                         ------------
                                              120,935
                                         ------------
CHEMICALS (0.1%)
Akzo Nobel                       1,080         45,554
                                         ------------
COMPUTER SYSTEMS (0.0%)
ASM Lithography Holding
  NV*                              200          6,636
                                         ------------
CONSUMER GOODS & SERVICES (0.0%)
Koninklijke Ahold NV             1,200         34,023
                                         ------------
ELECTRICAL & ELECTRONIC (0.2%)
Philips Electronics NV           4,582        197,190
                                         ------------
INSURANCE (0.2%)
Aegon NV                         2,776        104,721
Fortis NV                        1,020         31,232
                                         ------------
                                              135,953
                                         ------------
MACHINERY & EQUIPMENT (0.1%)
Unilever NV                      1,403         68,092
                                         ------------
OIL & GAS (0.6%)
Royal Dutch Petroleum            6,517        393,869
                                         ------------
PRINTING & PUBLISHING (0.0%)
Wolters Kluwer                   1,680         34,097
                                         ------------
TELECOMMUNICATIONS (0.0%)
Koninklijke KPN NV                 704         15,332
                                         ------------
TRANSPORTATION & SHIPPING (0.0%)
TNT Post Group NV                  859         19,973
                                         ------------
                                            1,325,747
                                         ------------
NEW ZEALAND (0.0%)
AEROSPACE & MILITARY TECHNOLOGY (0.0%)
Air New Zealand, Ltd.
  Class B                       10,000         11,544
                                         ------------
FOREST & PAPER PRODUCTS (0.0%)
Fletcher Challenge Forests      10,000          3,293
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2000

                                                                              23

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
TELECOMMUNICATIONS (0.0%)
Telecom Corp. of New
  Zealand                        5,000   $     12,439
                                         ------------
                                               27,276
                                         ------------
NORWAY (0.1%)
BANKING (0.0%)
Den Norske Bank ASA              1,000          4,351
                                         ------------
COMPUTER SOFTWARE & PERIPHERALS (0.0%)
Merkantildata ASA                1,000          5,563
                                         ------------
FOOD PRODUCTS & SERVICES (0.0%)
Orkla ASA, Class A                 600         11,632
                                         ------------
INDUSTRIAL (0.1%)
Bergesen D Y ASA, Class A          500         10,519
Norsk Hydro ASA                    780         32,648
                                         ------------
                                               43,167
                                         ------------
INSURANCE (0.0%)
Storebrand ASA                   1,000          7,105
                                         ------------
OIL & GAS (0.0%)
Smedvig ASA, Class B             1,000         17,845
                                         ------------
                                               89,663
                                         ------------
SINGAPORE (0.2%)
BANKING (0.2%)
DBS Group Holdings, Ltd.         3,198         35,283
United Overseas Bank, Ltd.       1,056          7,585
                                         ------------
                                               42,868
                                         ------------
CONSUMER GOODS & SERVICES (0.0%)
Jardine Strategic
  Holdings, Ltd.                 6,000         17,520
                                         ------------
INDUSTRIAL (0.0%)
Sembcorp Industries, Ltd.       18,209         16,951
                                         ------------
PRINTING & PUBLISHING (0.0%)
Singapore Press Holdings         1,148         17,217
                                         ------------
REAL ESTATE (0.0%)
Centrepoint Properties          15,000         14,394
DBS Land                         3,000          4,585
                                         ------------
                                               18,979
                                         ------------
TELECOMMUNICATIONS (0.0%)
Singapore
  Telecommunications             5,000          7,815
                                         ------------
TRANSPORTATION & SHIPPING (0.0%)
Singapore Airlines, Ltd.         2,000         18,963
                                         ------------
                                              140,313
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
SPAIN (0.7%)
BANKING (0.3%)
Banco Bilbao Vizcaya            11,631   $    175,712
Banco Popular Espanol SA         1,200         36,797
Banco Santander Central
  Hispano SA                     8,640         94,844
                                         ------------
                                              307,353
                                         ------------
ELECTRIC UTILITY (0.1%)
Endesa SA                          500          9,398
Iberdrola SA                     4,906         62,340
                                         ------------
                                               71,738
                                         ------------
GAS & ELECTRIC UTILITY (0.1%)
Gas Natural SDG SA                 600         10,001
Repsol SA                        3,750         68,994
                                         ------------
                                               78,995
                                         ------------
TELECOMMUNICATIONS-SERVICES AND EQUIPMENT (0.2%)
Telefonica SA                    7,398        146,557
                                         ------------
                                              604,643
                                         ------------
SWEDEN (0.9%)
AUTOMOTIVE (0.0%)
Volvo AB, Class A                  400          6,353
Volvo AB, Class B                1,700         27,442
                                         ------------
                                               33,795
                                         ------------
BANKING (0.2%)
Investor AB, Class A               800         11,295
Investor AB, Class B             2,400         34,008
Skandiaviska Enskilda
  Banken                         1,900         22,978
Svenska Handelsbanken
  Class A                        3,900         62,753
Svenska Handelsbanken
  Class B                        1,500         24,136
                                         ------------
                                              155,170
                                         ------------
CONSUMER GOODS & SERVICES (0.0%)
Electrolux AB, Class B           1,300         16,329
                                         ------------
FINANCIAL SERVICES (0.0%)
Nordic Baltic Holding
  (FDR)                          3,060         21,656
                                         ------------
INDUSTRIAL (0.0%)
Skanska AB, Class B                200          6,862
                                         ------------
INSURANCE (0.1%)
Skandia Forsakrings AB           5,000         99,138
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2000

24

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
MACHINERY & EQUIPMENT (0.1%)
Atlas Copco AB, Class A          1,600   $     27,489
Sandvik AB                       1,350         27,118
                                         ------------
                                               54,607
                                         ------------
MEDICAL EQUIPMENT & SUPPLIES (0.0%)
Gambro AB, Class B               1,000          7,734
                                         ------------
TELECOMMUNICATIONS (0.5%)
Ericsson LM AB, Class B         24,000        364,995
                                         ------------
                                              760,286
                                         ------------
SWITZERLAND (2.0%)
BANKING (0.3%)
Credit Suisse Group
  Registered                       600        112,124
UBS AG, Registered                 976        129,874
                                         ------------
                                              241,998
                                         ------------
COMMERCIAL SERVICES (0.1%)
Adecco SA, Registered              100         64,798
SGS Societe Generale de
  Surveillance Holding SA
  Class B                           18         24,994
                                         ------------
                                               89,792
                                         ------------
CONSUMER GOODS & SERVICES (0.0%)
Givaudan, Registered*               30          7,767
                                         ------------
ENERGY (0.1%)
Abb, Ltd.                          891         86,603
                                         ------------
FOOD PRODUCTS & SERVICES (0.4%)
Nestle SA, Registered              160        333,248
                                         ------------
INDUSTRIAL (0.0%)
Holderbank Financiere
  Glarus AG, Class B                36         37,511
                                         ------------
INSURANCE (0.2%)
Swiss Reinsurance Co.
  Registered                        50         95,462
Zurich Allied AG                   150         69,340
                                         ------------
                                              164,802
                                         ------------
PHARMACEUTICALS (0.9%)
Novartis AG, Registered            263        403,226
Roche Holding AG, Bearer             3         29,671
Roche Holding AG, Genus             27        237,440
                                         ------------
                                              670,337
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
TELECOMMUNICATIONS (0.0%)
Swisscom AG, Registered            100   $     24,502
                                         ------------
                                            1,656,560
                                         ------------
UNITED KINGDOM (6.1%)
AEROSPACE & MILITARY TECHNOLOGY (0.1%)
British Aerospace PLC           10,317         55,676
                                         ------------
AUTOMOTIVE (0.0%)
GKN PLC                          1,000          9,972
                                         ------------
BANKING (0.5%)
Alliance & Leicester PLC         5,500         46,839
Bank of Scotland                 8,000         70,377
HSBC Holdings PLC                7,500        106,674
Lloyds TSB Group PLC            21,676        202,223
                                         ------------
                                              426,113
                                         ------------
BEVERAGES & TOBACCO (0.3%)
Bass PLC                         3,894         38,286
British American Tobacco
  PLC                            7,374         47,644
Cadbury Schweppes PLC           11,706         69,229
Diageo PLC                      10,552         94,309
Scottish & Newcastle PLC         2,000         12,190
                                         ------------
                                              261,658
                                         ------------
CHEMICALS (0.1%)
BOC Group PLC                    2,445         32,354
Imperial Chemical
  Industries PLC                 2,000         11,384
                                         ------------
                                               43,738
                                         ------------
CONSUMER GOODS & SERVICES (0.2%)
Boots Company PLC                2,919         22,097
Granada Compass PLC*             8,037         75,218
Hays PLC                         8,000         46,543
Unilever PLC                     8,035         52,033
                                         ------------
                                              195,891
                                         ------------
DIVERSIFIED (0.1%)
Invensys PLC                    12,000         26,214
Rentokil Initial PLC            10,858         24,361
                                         ------------
                                               50,575
                                         ------------
ELECTRIC UTILITY (0.1%)
National Power PLC              12,000         83,387
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2000

                                                                              25

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
FINANCIAL SERVICES (0.1%)
3i Group PLC                     1,000   $     24,883
Halifax PLC                      6,475         55,238
                                         ------------
                                               80,121
                                         ------------
FOOD PRODUCTS & SERVICES (0.1%)
(J) Sainsbury PLC                1,144          6,309
Allied Domecq PLC                1,400          6,976
Associated British Foods
  PLC                            4,400         23,094
Tesco PLC                        8,248         30,304
                                         ------------
                                               66,683
                                         ------------
GAS & ELECTRIC UTILITY (0.0%)
Scottish Power PLC               5,000         38,811
                                         ------------
INDUSTRIAL (0.0%)
BAA PLC                          2,100         16,611
                                         ------------
INSURANCE (0.4%)
Allied Zurich PLC                7,374         83,840
CGU PLC                          4,924         69,889
Legal & General Group PLC       16,000         38,796
Prudential Corporation PLC       8,000        109,172
Royal & Sun Alliance
  Insurance Group PLC            4,545         30,373
                                         ------------
                                              332,070
                                         ------------
MEDIA (0.3%)
British Sky Broadcasting
  PLC                            3,000         46,174
Pearson PLC                      3,463         96,206
Reuters Group PLC                4,855         92,023
                                         ------------
                                              234,403
                                         ------------
METALS (0.0%)
Rio Tinto PLC, Registered        2,216         32,141
                                         ------------
OIL & GAS (0.8%)
BG Group PLC                    12,365         78,565
BP Amoco PLC                    51,352        457,062
Shell Transportation &
  Trading Company PLC           17,373        141,530
                                         ------------
                                              677,157
                                         ------------
PHARMACEUTICALS (1.0%)
Astrazeneca Group PLC            2,500        130,995
Glaxo Wellcome PLC              10,351        313,425
Smithkline Beecham PLC          28,708        393,251
                                         ------------
                                              837,671
                                         ------------
RESTAURANTS (0.0%)
Whitbread PLC                    3,700         23,837
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
RETAIL (0.1%)
Great Universal Stores PLC       5,834   $     37,090
Kingfisher PLC                   6,000         39,210
Marks & Spencer PLC              8,198         24,605
                                         ------------
                                              100,905
                                         ------------
TELECOMMUNICATIONS (1.7%)
British Telecommunications PLC  26,066        274,009
Cable & Wireless PLC            10,000        142,675
COLT Telecom Group PLC*          2,000         57,366
Marconi PLC                      8,370        114,469
Vodafone Group PLC             184,427        688,506
                                         ------------
                                            1,277,025
                                         ------------
TRANSPORTATION & SHIPPING (0.1%)
British Airways PLC              3,500         14,787
Peninsular & Oriental
  Steam Navigation Co.           4,250         37,388
Railtrack Group PLC              2,600         42,631
                                         ------------
                                               94,806
                                         ------------
UTILITIES (0.1%)
Centrica PLC                    12,000         38,545
United Utilities PLC             4,000         40,629
                                         ------------
                                               79,174
                                         ------------
                                            5,018,425
                                         ------------
UNITED STATES (38.6%)
ADVERTISING & MARKETING (0.0%)
Omnicom Group, Inc.                500         36,469
                                         ------------
AEROSPACE & MILITARY TECHNOLOGY (0.6%)
Boeing Co.                       5,900        371,700
General Dynamics Corp.           2,100        131,906
                                         ------------
                                              503,606
                                         ------------
AUTOMOTIVE (0.4%)
DaimlerChrysler AG               1,184         52,558
Ford Motor Co.                   5,200        131,625
General Motors Corp.             2,400        156,000
Visteon Corp.                      680         10,285
                                         ------------
                                              350,468
                                         ------------
BANKING (2.0%)
BankAmerica Corp.                6,536        342,323
Chase Manhattan Corp.            5,550        256,341
FleetBoston Financial
  Corp.                          9,053        353,067
MBNA Corp.                       7,300        281,050

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2000

26

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
PNC Bank Corp.                   2,600   $    169,000
Wells Fargo & Co.                5,300        243,469
                                         ------------
                                            1,645,250
                                         ------------
BEVERAGES & TOBACCO (1.1%)
(Adolph) Coors, Class B          1,700        107,419
Coca-Cola Co.                    3,500        192,938
PepsiCo, Inc.                    5,000        230,000
Philip Morris Companies,
  Inc.                          10,600        312,038
Seagram Company, Ltd.              400         22,975
                                         ------------
                                              865,370
                                         ------------
BROADCASTING/CABLE (0.3%)
AT&T Corp. -- Liberty
  Media Corp., Class A*          2,700         48,600
Comcast Corp., Special
  Class A                        5,600        229,250
                                         ------------
                                              277,850
                                         ------------
CHEMICALS (0.3%)
Dow Chemical Co.                   300          7,481
E. I. du Pont de Nemours and Co. 5,000        207,188
                                         ------------
                                              214,669
                                         ------------
COMMERCIAL SERVICES (0.1%)
McKesson HBOC, Inc.                700         21,394
Paychex, Inc.                    1,800         94,500
                                         ------------
                                              115,894
                                         ------------
COMPUTER HARDWARE (5.5%)
Apple Computer, Inc*               400         10,275
Applied Materials, Inc.*         1,900        112,694
Cisco Systems, Inc.*            19,700      1,088,424
Dell Computer Corp.*             9,100        280,394
EMC Corp.*                       8,200        812,824
Hewlett-Packard Co.              3,700        358,900
IBM Corp.                        5,900        663,749
Intel Corp.                     20,600        857,474
Micron Technology, Inc.          1,400         64,400
Texas Instruments, Inc.          4,400        207,625
                                         ------------
                                            4,456,759
                                         ------------
COMPUTER SOFTWARE & PERIPHERALS (4.1%)
America Online, Inc.*            7,400        397,749
Ceridian Corp.*                  7,000        196,438
Electronic Data Systems
  Corp.                          1,500         62,250
First Data Corp.                 2,400         93,750
Microsoft, Inc.*                15,100        909,774
Network Appliance, Inc.*           400         50,950
Novell, Inc.*                    3,800         37,763

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
Oracle Corp.*                    8,200   $    645,749
Parametric Technology
  Corp.*                        36,200        395,937
PE Corp-PE Biosystems
  Group                          2,300        267,950
PeopleSoft, Inc.*                6,300        176,006
                                         ------------
                                            3,234,316
                                         ------------
CONSUMER GOODS & SERVICES (1.6%)
Avon Products, Inc.              4,100        167,588
Brunswick Corp.                  2,600         47,450
Clorox Co.                       2,900        114,731
Eastman Kodak Co.                2,400         98,100
Fortune Brands, Inc.             5,300        140,450
Gillette Co.                     5,800        179,075
Kimberly-Clark Corp.             3,300        184,181
Mattel                           2,900         32,444
Nabisco Group Holdings
  Corp.                            400         11,400
Procter & Gamble Co.             4,600        308,200
                                         ------------
                                            1,283,619
                                         ------------
ELECTRIC UTILITY (0.6%)
AES Corp.*                       1,500        102,750
Dominion Resources, Inc.         2,700        156,769
Entergy Corp.                    3,000        111,750
TXU Corp.                        3,600        142,650
                                         ------------
                                              513,919
                                         ------------
ELECTRICAL & ELECTRONIC (2.4%)
Agilent Technologies,
  Inc.*                            381         18,645
General Electric Co.            28,200      1,626,787
Johnson Controls, Inc.             800         42,550
Reliant Energy, Inc.             6,000        279,000
                                         ------------
                                            1,966,982
                                         ------------
ENVIRONMENTAL SERVICES (0.1%)
Waste Management, Inc.           3,000         52,313
                                         ------------
FINANCIAL SERVICES (2.2%)
American Express Co.             6,300        382,725
Associates First Capital
  Class A                        2,682        101,916
Charles Schwab Corp.             7,200        255,600
Citigroup, Inc.                 11,366        614,473
Golden West Financial
  Corp.                          2,100        112,613
Household International,
  Inc.                           1,100         62,288
Morgan Stanley Dean Witter
  & Co.                          1,300        118,869
Stilwell Financial, Inc.*        3,000        130,500
                                         ------------
                                            1,778,984
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2000

                                                                              27

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
FOOD PRODUCTS & SERVICES (1.0%)
Albertson's, Inc.                2,500   $     52,500
Campbell Soup Co.                5,500        142,313
Great Atlantic & Pacific
  Tea Co.                        5,300         58,631
Kroger Co.*                      8,600        194,038
McDonald's Corp.                 2,800         84,525
Safeway, Inc.*                     700         32,681
Sara Lee Corp.                   6,300        127,969
SUPERVALU, Inc.                  7,200        108,450
SYSCO Corp.                        500         23,156
                                         ------------
                                              824,263
                                         ------------
HEALTH CARE (0.4%)
HCA-The Healthcare Company       5,300        196,763
Tenet Healthcare Corp.*            400         14,550
UnitedHealth Group, Inc.           800         79,000
                                         ------------
                                              290,313
                                         ------------
INDUSTRIAL GOODS & SERVICES (0.0%)
W.W. Grainger, Inc.                900         23,681
                                         ------------
INSURANCE (1.8%)
AFLAC, Inc.                      1,500         96,094
Allstate Corp.                   5,400        187,650
American General Corp.           3,000        234,000
American International
  Group, Inc.                    7,770        743,491
Cigna Corp.                      1,000        104,400
Lincoln National Corp.           1,700         81,813
Loews Corp.                        200         16,675
                                         ------------
                                            1,464,123
                                         ------------
INTERNET SERVICE (0.1%)
Yahoo!, Inc.*                      700         63,919
                                         ------------
MANUFACTURING (0.5%)
Honeywell International,
  Inc.                           4,212        150,053
Textron, Inc.                      900         41,513
Tyco International, Ltd.         3,700        191,938
                                         ------------
                                              383,504
                                         ------------
MEDICAL EQUIPMENT & SUPPLIES (1.4%)
Amgen, Inc.*                     2,900        202,502
Johnson & Johnson                5,300        497,868
Mallinckrodt, Inc.               2,600        118,625
Medtronic, Inc.                  1,100         56,994
St. Jude Medical, Inc.*          5,300        270,300
                                         ------------
                                            1,146,289
                                         ------------

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
METALS (0.2%)
Alcoa, Inc.                      5,200   $    131,625
                                         ------------
MULTIMEDIA (0.9%)
Gannett Company, Inc.              600         31,800
McGraw-Hill Companies,
  Inc.                             800         50,850
Time Warner, Inc.                2,600        203,450
Viacom, Inc., Class B*           5,900        345,150
Walt Disney Co.                  3,000        114,750
                                         ------------
                                              746,000
                                         ------------
OFFICE EQUIPMENT & SERVICES (0.0%)
Xerox Corp.                        600          9,038
                                         ------------
OIL & GAS (1.9%)
Baker Hughes, Inc.               1,100         40,838
BP Amoco PLC (ADR)               4,514        239,242
Chevron Corp.                    1,200        102,300
Exxon Mobil Corp.               10,292        917,274
Royal Dutch Petroleum NY
  Shares                         1,900        113,881
Schlumberger, Ltd.               1,300        107,006
Texaco, Inc.                     1,100         57,750
                                         ------------
                                            1,578,291
                                         ------------
PAPER PRODUCTS (0.1%)
International Paper Co.          1,800         51,638
Weyerhaeuser Co.                   600         24,225
                                         ------------
                                               75,863
                                         ------------
PHARMACEUTICALS (3.0%)
American Home Products
  Corp.                            600         33,938
Bergen Brunswig Corp.
  Class A                        1,000         11,688
Bristol-Myers Squibb Co.         7,200        411,299
Cardinal Health, Inc.            2,900        255,744
Eli Lilly & Co.                  3,000        243,375
Merck & Company, Inc.            4,200        312,638
Pfizer, Inc.                    13,650        613,396
Pharmacia Corp.                  5,600        337,050
Schering-Plough Corp.            5,900        274,350
                                         ------------
                                            2,493,478
                                         ------------
PRINTING & PUBLISHING (0.1%)
Readers Digest Assoc., Class A   2,000         70,625
                                         ------------
RESORTS & ENTERTAINMENT (0.2%)
Carnival Corp.                   7,100        174,838
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2000

28

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
RETAIL (1.6%)
Best Buy Company, Inc.*            100   $      6,363
CVS Corp.                        4,300        199,144
Home Depot, Inc.                 5,100        270,619
Lowe's Companies, Inc.           1,500         67,313
Target Corp.                     5,800        148,625
Wal-Mart Stores, Inc.           10,600        510,124
Walgreen Co.                     3,500        132,781
                                         ------------
                                            1,334,969
                                         ------------
TELECOMMUNICATIONS (3.6%)
AT&T Corp.                      12,049        353,939
BellSouth Corp.                  3,700        148,925
Corning, Inc.                      500        148,500
Lucent Technologies, Inc.       10,390        317,544
Motorola, Inc.                   8,400        237,300
Nortel Networks Corp.            4,800        285,900
Qualcomm, Inc.                   2,700        192,375
Qwest Communications
  International, Inc.*           7,100        341,244
SBC Communications, Inc.         8,500        424,999
Sprint Corp. (PCS Group)*        1,200         42,075
Tellabs, Inc.*                     100          4,775
Verizon Communications           3,000        145,313
Vodafone Group PLC-SP ADR        1,250         46,250
WorldCom, Inc.*                  9,550        290,081
                                         ------------
                                            2,979,220
                                         ------------
TRANSPORTATION & SHIPPING (0.2%)
CSX Corp.                        3,200         69,800
Kansas City Southern
  Industries, Inc.                 750          6,516
Ryder Systems, Inc.              6,100        112,469
                                         ------------
                                              188,785
                                         ------------
UTILITIES (0.3%)
Enron Corp.                      2,600        227,825
                                         ------------
                                           31,503,117
-----------------------------------------------------
TOTAL COMMON STOCK (COST $46,507,316)
                                           56,372,084
-----------------------------------------------------
                            SHARES OR
                            PRINCIPAL       MARKET
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
PREFERRED STOCK (0.2%)
GERMANY (0.2%)
COMPUTER SOFTWARE & PERIPHERALS (0.2%)
SAP AG                             670   $    164,360
                                         ------------
RETAIL (0.0%)
Metro AG                           240          7,328
-----------------------------------------------------
TOTAL PREFERRED STOCK (COST $75,720)
                                              171,688
-----------------------------------------------------


U.S. TREASURY BONDS (9.8%)
UNITED STATES (9.8%)
U.S. Treasury Bonds
  11.625%, 11/15/04         $  600,000        722,808
  8.88%, 02/15/19            1,800,000      2,339,424
  7.875%, 02/15/21           2,200,000      2,645,500
  6.00%, 02/15/26            1,650,000      1,634,523
  5.25%, 02/15/29              775,000        696,043
                                         ------------
                                            8,038,298
-----------------------------------------------------
TOTAL U.S. TREASURY BONDS (COST
  $8,169,963)                               8,038,298
-----------------------------------------------------
U.S. TREASURY NOTES (18.8%)
UNITED STATES (18.8%)
U.S. Treasury Notes
  7.50%, 11/15/01            1,000,000      1,013,120
  5.88%, 09/30/02            8,440,000      8,418,899
  6.63%, 05/15/07            1,800,000      1,865,808
  6.13%, 08/15/07            3,435,000      3,471,480
  5.50%, 05/15/09              675,000        655,594
                                         ------------
                                           15,424,901
-----------------------------------------------------
TOTAL U.S. TREASURY NOTES (COST
  $15,475,983)                             15,424,901
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
GLOBAL ASSET ALLOCATION FUND                                  SEPTEMBER 30, 2000

                                                                              29

                                            MARKET
   SECURITY DESCRIPTION       SHARES        VALUE
-----------------------------------------------------
MONEY MARKET FUNDS (1.5%)
UNITED STATES (1.5%)
Eureka Prime Money Market
  Fund -- Trust Class        1,230,348   $  1,230,348
-----------------------------------------------------
TOTAL MONEY MARKET FUNDS (COST
  $1,230,348)                               1,230,348
-----------------------------------------------------
TOTAL INVESTMENTS (COST
  $71,459,330)(a) -- 99.2%                 81,237,319
-----------------------------------------------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.8%                         632,817
-----------------------------------------------------
TOTAL NET ASSETS -- 100.0%               $ 81,870,136
-----------------------------------------------------

---------------

Percentages indicated are based on net assets of $81,870,136.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $49,783. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation           $14,153,494
Unrealized depreciation            (4,425,288)
                                  -----------
Net unrealized depreciation       $ 9,728,206
                                  ===========

 *  Represents non-income producing securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

30

EUREKA FUNDS                                   SCHEDULE OF PORTFOLIO INVESTMENTS
INVESTMENT GRADE BOND FUND                                    SEPTEMBER 30, 2000

                            PRINCIPAL       MARKET
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
ASSET BACKED SECURITIES (2.2%)
GMAC Mortgage Corporation
  Loan Trust, 7.52%,
  11/25/29                  $  813,527   $    805,400
Honda Auto Lease Trust
  6.65%, 07/15/05            1,100,000      1,096,546
Onyx Acceptance Auto Trust
  7.00%, 11/15/04            1,000,000      1,002,800
-----------------------------------------------------
TOTAL ASSET BACKED SECURITIES
  (COST $2,916,159)                         2,904,746
-----------------------------------------------------
  CORPORATE BONDS (19.5%)
AUTOMOTIVE (0.9%)
General Motors
  7.40%, 09/01/25            1,230,000      1,160,813
                                         ------------
BEVERAGES & TOBACCO (0.8%)
Seagram Company Ltd.
  8.35%, 11/15/06            1,000,000      1,053,750
                                         ------------
ELECTRIC UTILITY (0.8%)
Consolidated Edison
  6.63%, 02/01/02              500,000        498,125
Philadelphia Electric
  6.63%, 03/01/03              500,000        493,750
                                         ------------
                                              991,875
                                         ------------
FINANCIAL SERVICES (7.9%)
Ford Motor Credit Corp.
  7.75%, 03/15/05              500,000        508,125
Heller Finance
  6.50%, 11/01/01            1,000,000        996,250
Inter-American Development
  Bank, 8.40%, 09/01/09        100,000        110,750
Liberty Financial Co.
  6.75%, 11/15/08            1,500,000      1,381,874
Mellon Bank, 7.63%,
  09/15/07                     100,000        101,875
NationsBank, 8.57%,
  11/15/24                   1,000,000      1,072,500
Regions Financial Corp.
  7.75%, 09/15/24            2,495,000      2,526,187
Sunamerica, Inc.
  6.59%, 07/14/03              150,000        149,250
  8.13%, 04/28/23               75,000         78,563
Texaco Capital
  8.50%, 02/15/03            1,300,000      1,348,750
Union Planters
  6.25%, 11/01/03            1,200,000      1,156,500
Wells Fargo & Co.
  6.625%, 04/15/13           1,000,000        918,750
                                         ------------
                                           10,349,374
                                         ------------

                            PRINCIPAL       MARKET
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
FOOD PRODUCTS & SERVICES (0.7%)
Archer Daniels
  6.63%, 05/01/29           $1,000,000   $    841,250
                                         ------------
HOTELS & LODGING (0.4%)
Hilton Hotels
  7.70%, 07/15/02              500,000        498,750
                                         ------------
INDUSTRIAL GOODS & SERVICES (2.6%)
Bowater, Inc., 9.00%,
  08/01/09                     500,000        520,625
Brunswick Corp.
  7.38%, 09/01/23            1,000,000        905,000
Harsco Corp., 6.00%,
  09/15/03                     500,000        483,125
Lockheed Martin Corp.
  7.625%, 06/15/25             500,000        461,875
Lowe's Companies, Inc.
  7.11%, 05/15/37            1,000,000        982,500
                                         ------------
                                            3,353,125
                                         ------------
MANUFACTURING--CONSUMER GOODS (0.4%)
Tenneco Packaging
  7.20%, 12/15/05              500,000        468,125
                                         ------------
OIL & GAS (0.8%)
Ashland Oil, Inc.
  9.20%, 04/24/06              500,000        530,000
Columbia Energy Group
  6.80%, 11/28/05              500,000        481,875
                                         ------------
                                            1,011,875
                                         ------------
PHARMACEUTICALS (0.4%)
Eli Lilly, 8.38%, 12/01/06     500,000        536,250
                                         ------------
RETAIL (1.6%)
Limited, Inc., 7.80%,
  05/15/02                     500,000        504,375
Wal-Mart Stores, Inc.
  6.75%, 05/15/02                2,000          2,003
  8.00%, 09/15/06            1,500,000      1,584,375
                                         ------------
                                            2,090,753
                                         ------------
TELECOMMUNICATIONS (2.0%)
Airtouch Communications,
  Inc.
  7.00%, 10/01/03              665,000        661,675
Bellsouth
  Telecommunications
  7.00%, 10/01/25              500,000        459,375
  5.85%, 11/15/45              500,000        498,750
GTE Hawaiian Telephone
  Series A, 7.00%,
  02/01/06                   1,000,000        983,750
                                         ------------
                                            2,603,550
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
INVESTMENT GRADE BOND FUND                                    SEPTEMBER 30, 2000

                                                                              31

                            PRINCIPAL       MARKET
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
TRANSPORTATION & SHIPPING (0.2%)
Norfolk Southern Corp.
  8.13%, 11/15/03           $  250,000   $    257,500
-----------------------------------------------------
TOTAL CORPORATE BONDS (COST
  $26,596,878)                             25,216,990
-----------------------------------------------------
  FOREIGN BONDS (1.5%)
FOREIGN GOVERNMENT (1.5%)
Canadian Global Bond
  6.38%, 07/21/05            1,000,000        991,250
People's Republic of China
  6.63%, 01/15/03              500,000        496,250
State of Israel
  6.38%, 12/15/05              495,000        464,681
-----------------------------------------------------
TOTAL FOREIGN BONDS (COST
  $2,003,936)                               1,952,181
-----------------------------------------------------
  MORTGAGE BACKED SECURITIES (35.1%)
FANNIE MAE (11.1%)
Fannie Mae
  Pool #251140
    7.00%, 08/01/27            326,289        319,965
  Pool #303585
    7.00%, 10/01/25            342,908        336,263
  Pool #313644
    7.00%, 08/01/27            138,645        135,958
  Pool #344263
    7.00%, 05/01/26            185,035        181,449
  Pool #369427
    7.00%, 01/01/27            114,536        112,316
  Pool #380721
    6.22%, 10/01/08          2,743,364      2,583,041
  Pool #381100
    5.77%, 01/01/09            978,577        915,933
  Pool #390313
    8.00%, 06/01/27          1,575,340      1,597,490
  Pool #394444
    7.00%, 07/01/27            946,069        927,734
  Pool #396535
    7.00%, 11/01/27            451,973        443,214
  Pool #532574
    8.00%, 06/01/15          1,978,316      2,014,777
  Pool #535469
    6.50%, 07/01/30          4,971,520      4,777,282
                                         ------------
                                           14,345,422
                                         ------------

                            PRINCIPAL       MARKET
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
FREDDIE MAC (10.0%)
Freddie Mac
  Pool #C00544
    6.50%, 06/01/27         $  443,585   $    426,671
  Pool #C00835
    6.50%, 07/01/29          1,896,714      1,824,392
  Pool #C00896
    7.50%, 12/01/29          4,947,314      4,945,731
  Pool #D77827
    6.50%, 02/01/27            820,587        789,298
  Pool #D81274
    6.50%, 07/01/27             31,514         30,312
  Pool #D83661
    6.50%, 11/01/27            692,378        665,978
  Pool #D83833
    6.50%, 11/01/27            691,000        664,652
  Pool #D83835
    6.50%, 11/01/27            383,541        368,916
  Pool #D83900
    6.50%, 11/01/27            457,596        440,148
  Pool #D83967
    6.50%, 11/01/27             47,954         46,126
  Pool #D83991
    6.50%, 11/01/27            604,200        581,162
  Pool #D84075
    6.50%, 11/01/27            229,342        220,597
  Pool #E81217
    7.00%, 09/01/15          1,993,805      1,985,690
                                         ------------
                                           12,989,673
                                         ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (14.0%)
GNMA
  Pool #437447
    7.00%, 11/15/12          1,310,460      1,313,736
  Pool #458347
    7.00%, 11/15/12            730,018        731,843
  Pool #780717
    7.00%, 02/15/28          2,395,559      2,363,363
  Series I, Pool #354602
    7.00%, 06/15/23            812,241        800,813
  Series I, Pool #780204
    7.00%, 07/15/25          1,598,647      1,577,161
  Series II, Pool #2118
    7.50%, 11/20/25             93,129         93,070
  Series II, Pool #2271
    8.50%, 08/20/26            207,335        212,129
  Series II, Pool #2473
    7.50%, 08/20/27            832,050        831,526

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
INVESTMENT GRADE BOND FUND                                    SEPTEMBER 30, 2000

32

                            PRINCIPAL       MARKET
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
  Series II, Pool #2474
    8.00%, 08/20/27         $  693,596   $    702,911
  Series II, Pool #2498
    7.50%, 10/20/27            521,530        521,202
  Series II, Pool #2516
    6.50%, 11/20/12            731,373        714,683
  Series II, Pool #2562
    6.00%, 03/20/28            106,312         99,368
  Series II, Pool #2576
    6.00%, 04/20/28          5,152,226      4,815,684
  Series II, Pool #2657
    6.00%, 10/20/28            830,969        776,690
  Series II, Pool #2671
    6.00%, 11/20/28          1,838,566      1,718,471
  Series II, Pool #2687
    6.00%, 12/20/28            921,921        861,701
                                         ------------
                                           18,134,351
-----------------------------------------------------
TOTAL MORTGAGE BACKED SECURITIES
  (COST $46,303,273)                       45,469,446
-----------------------------------------------------
  MUNICIPAL BONDS (2.3%)
REVENUE BONDS (1.0%)
Philadelphia Retirement
  System
  6.35%, 04/15/28            1,500,000      1,299,375
SPECIAL PURPOSE (1.3%)
Toll Road Part II, 0.00%
  02/15/09, Callable(b)      3,000,000      1,653,750
-----------------------------------------------------
TOTAL MUNICIPAL BONDS (COST
  $3,115,522)                               2,953,125
-----------------------------------------------------
  U.S. GOVERNMENT SPONSORED ENTERPRISE/ U.S. AGENCY
                 DEBENTURES (26.7%)
FANNIE MAE (9.8%)
Fannie Mae
  4.63%, 10/15/01            2,000,000      1,963,480
  5.27%, 11/30/01            2,150,000      2,119,900
  6.80%, 01/10/03            2,600,000      2,617,289
  6.34%, 05/19/03            2,000,000      1,981,540
  6.00%, 03/12/04            1,000,000        980,050
  7.125%, 03/15/07           1,000,000      1,026,550
  6.60%, 07/16/07            2,000,000      1,966,620
                                         ------------
                                           12,655,429
                                         ------------

                            PRINCIPAL       MARKET
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
FEDERAL FARM CREDIT BANK (2.3%)
Federal Farm Credit Bank
  6.32%, 06/04/01           $  100,000   $     99,855
  9.20%, 08/22/05              100,000        110,820
  6.30%, 12/03/13            3,000,000      2,823,750
                                         ------------
                                            3,034,425
                                         ------------
FEDERAL HOME LOAN BANK (1.6%)
Federal Home Loan Bank
  5.44%, 10/15/03            1,000,000        971,280
  5.88%, 02/23/06            1,110,000      1,073,115
                                         ------------
                                            2,044,395
                                         ------------
FREDDIE MAC (6.3%)
Freddie Mac
  6.00%, 08/15/02            2,000,000      1,983,840
  7.13%, 11/18/02              500,000        506,360
  7.375%, 05/15/03           3,500,000      3,574,374
  7.00%, 03/15/10            2,000,000      2,033,620
                                         ------------
                                            8,098,194
                                         ------------
GENERAL SERVICES ADMINISTRATION (4.7%)
National Archive
  8.50%, 09/01/19            5,411,356      6,101,304
                                         ------------
STUDENT LOAN MARKETING ASSOCIATION (0.4%)
Student Loan Marketing
  Association
  8.44%, 12/01/16              450,000        506,543
                                         ------------
TENNESSEE VALLEY AUTHORITY (1.6%)
Tennessee Valley Authority
  5.98%, 04/01/36            1,650,000      1,606,688
Tennessee Valley Authority
  Global
  6.75%, 11/01/25              500,000        478,750
                                         ------------
                                            2,085,438
-----------------------------------------------------
TOTAL U.S. GOVERNMENT SPONSORED
ENTERPRISE/ U.S. AGENCY DEBENTURES
  (COST $34,746,873)                       34,525,728
-----------------------------------------------------
          U.S. TREASURY DEBENTURES (10.8%)
INTEREST ONLY STRIPPED SECURITIES (0.0%)
U.S. Treasury
  6.54%, 02/15/19              100,000         32,633
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
INVESTMENT GRADE BOND FUND                                    SEPTEMBER 30, 2000

                                                                              33

                            SHARES OR
                            PRINCIPAL       MARKET
   SECURITY DESCRIPTION       AMOUNT        VALUE
-----------------------------------------------------
U.S. TREASURY BONDS (9.7%)
U.S. Treasury Bond
  15.75%, 11/15/01          $1,500,000   $  1,652,805
  14.25%, 02/15/02           1,000,000      1,105,620
  11.88%, 11/15/03           1,600,000      1,864,496
  13.75%, 08/15/04           1,000,000      1,266,250
  12.00%, 05/15/05             160,000        198,650
  8.88%, 02/15/19            3,400,000      4,419,999
  6.125%, 11/15/27           2,000,000      2,016,860
                                         ------------
                                           12,524,680
                                         ------------
U.S. TREASURY NOTES (1.1%)
U.S. Treasury Note
  6.25%, 07/31/02              685,000        687,569
  6.38%, 08/15/02              200,000        201,250
  4.25%, 11/15/03              500,000        476,090
                                         ------------
                                            1,364,909
-----------------------------------------------------
TOTAL U.S. TREASURY DEBENTURES
  (COST $13,922,529)                       13,922,222
-----------------------------------------------------
              MONEY MARKET FUNDS (1.5%)

Eureka Prime Money Market
  Fund -- Trust Class        1,938,306      1,938,306
-----------------------------------------------------
TOTAL MONEY MARKET FUNDS (COST
  $1,938,306)                               1,938,306
-----------------------------------------------------
TOTAL INVESTMENTS (COST
  $131,543,476)(a) -- 99.6%               128,882,744
-----------------------------------------------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.4%                         539,796
-----------------------------------------------------
TOTAL NET ASSETS -- 100.0%               $129,422,540
-----------------------------------------------------

---------------

Percentages indicated are based on net assets of $129,422,540.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $47,551. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation           $   545,220
Unrealized depreciation            (3,253,503)
                                  -----------
Net unrealized depreciation       $(2,708,283)
                                  ===========

(b) Represents a restricted security purchase under Rule 144A or 4(2) which is exempt from registration under the Securities Act of 1933, as amended.

 * Represents non-income producing securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

34

EUREKA FUNDS                                   SCHEDULE OF PORTFOLIO INVESTMENTS
PRIME MONEY MARKET FUND                                       SEPTEMBER 30, 2000

                            PRINCIPAL     AMORTIZED
  SECURITY DESCRIPTION       AMOUNT          COST
-----------------------------------------------------
COMMERCIAL PAPER (48.8%)

CONSUMER GOODS & SERVICES (1.4%)
7-Eleven, Inc.
  6.52%, 10/10/00          $   409,000   $    408,333
  6.53%, 10/11/00            1,500,000      1,497,279
  6.50%, 11/01/00            3,000,000      2,983,209
                                         ------------
                                            4,888,821
                                         ------------
ELECTRIC UTILITY (3.7%)
Edison Asset Securitization(b)
  6.50%, 10/03/00            3,200,000      3,198,844
  6.50%, 11/09/00            5,000,000      4,964,793
National Rural Utilities
  6.55%, 10/12/00              512,000        510,975
  6.47%, 10/13/00            4,000,000      3,991,373
  6.47%, 11/17/00              400,000        396,621
                                         ------------
                                           13,062,606
                                         ------------
FINANCIAL SERVICES (27.9%)
Abbey National North
  America
  6.53%, 10/11/00              500,000        499,093
AIG Funding
  6.47%,10/11/00             2,900,000      2,894,788
American Honda Finance
  Corp.
  6.51%, 10/12/00            2,000,000      1,996,022
  6.48%, 11/17/00            4,000,000      3,966,160
Caterpillar Financial
  Service Corp.
  6.55%, 10/05/00              710,000        709,483
CDC Commercial Paper,
  Inc.
  6.50%, 11/29/00            2,400,000      2,374,433
Ford Motor Credit
  6.51%, 10/05/00            2,700,000      2,698,047
  6.50%, 10/06/00            1,250,000      1,248,872
  6.50%, 10/20/00            1,500,000      1,494,854
Fuji Photo Finance
  6.53%, 10/26/00            2,300,000      2,289,570
  6.50%, 11/15/00            1,000,000        991,875
General Electric Capital
  Corp.
  6.50%, 10/11/00            5,950,000      5,939,256
  6.49%, 11/02/00              150,000        149,135
Goldman Sachs Group
  6.51%, 01/02/01            6,000,000      5,899,095
  6.51%, 01/05/01            2,000,000      1,965,280

                            PRINCIPAL     AMORTIZED
  SECURITY DESCRIPTION       AMOUNT          COST
-----------------------------------------------------
Halifax PLC
  6.50%, 10/10/00          $ 3,700,000   $  3,693,988
  6.54%, 01/03/01            5,000,000      4,914,617
Household Finance Corp.
  6.50%, 10/10/00            5,000,000      4,991,875
Hyundai Motor Finance
  6.58%, 10/05/00            3,450,000      3,447,478
KFW International Finance
  6.47%, 10/12/00            3,000,000      2,994,069
  6.49%, 10/30/00              900,000        895,295
Merrill Lynch & Co.
  6.65%, 10/02/00           10,000,000      9,998,152
Panasonic Finance(b)
  6.52%, 10/11/00            4,000,000      3,992,756
Receivables Capital
  Corp.(b)
  6.53%, 10/04/00            8,819,000      8,814,200
  6.52%, 10/18/00              372,000        370,855
Salomon Smith Barney
  Holdings
  6.49%, 10/23/00            2,000,000      1,992,068
  6.50%, 11/10/00            5,000,000      4,963,889
Teco Finance(b)
  6.50%, 10/17/00            7,000,000      6,979,772
  6.50%, 10/24/00            1,000,000        995,847
Toyota Motors Credit
  Corp. 6.47%, 10/02/00      4,414,000      4,413,207
                                         ------------
                                           98,574,031
                                         ------------
INDUSTRIAL (2.3%)
Parker Hannifin Corp.(b)
  6.50%, 10/13/00            5,000,000      4,989,167
  6.50%, 10/16/00            3,000,000      2,991,875
                                         ------------
                                            7,981,042
                                         ------------
INSURANCE (5.0%)
Alfa Corp.
  6.54%, 10/02/00            3,000,000      2,999,455
  6.49%, 10/03/00            5,000,000      4,998,198
JHM Funding(b)
  6.53%, 10/11/00            4,000,000      3,992,744
John Hancock(b)
  6.48%, 10/13/00            4,617,000      4,607,027
USAA Capital Corp.
  6.50%, 10/26/00            1,285,000      1,279,200
                                         ------------
                                           17,876,624
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
PRIME MONEY MARKET FUND                                       SEPTEMBER 30, 2000

                                                                              35

                            PRINCIPAL     AMORTIZED
  SECURITY DESCRIPTION       AMOUNT          COST
-----------------------------------------------------
LEASING (1.4%)
Fleet Funding(b)
  6.49%, 11/13/00          $ 2,795,000   $  2,773,318
International Lease
  6.52%, 10/06/00            2,250,000      2,247,963
                                         ------------
                                            5,021,281
                                         ------------
PAPER PRODUCTS (4.3%)
Avery Dennison(b)
  6.65%, 10/02/00           10,000,000      9,998,153
Bemis Co., Inc.
  6.49%, 10/02/00            4,000,000      3,999,279
  6.50%, 10/16/00            1,350,000      1,346,344
                                         ------------
                                           15,343,776
                                         ------------
PRINTING & PUBLISHING (0.8%)
Washington Post(b)
  6.49%, 10/02/00            3,000,000      2,999,461
                                         ------------
TELECOMMUNICATIONS (2.0%)
AT&T Corp.
  6.51%, 01/05/01            3,500,000      3,439,240
British
  Telecommunications
  6.50%, 10/19/00              415,000        413,651
  6.50%, 11/20/00              815,000        807,642
  6.50%, 11/29/00            2,600,000      2,572,303
                                         ------------
                                            7,232,836
-----------------------------------------------------
TOTAL COMMERCIAL PAPER (AMORTIZED COST
  $172,980,478)                           172,980,478
-----------------------------------------------------
               CORPORATE BONDS (7.2%)

AUTOMOTIVE (0.7%)
Ford Motor Co.
  6.375%, 10/06/00           2,550,000      2,549,951
                                         ------------
BANKING (0.5%)
Bank of America Corp.
  9.625%, 02/13/01             120,000        121,127
Citicorp, 5.70%, 01/25/01      300,000        298,589
NationsBank Corp.
  5.75%, 01/17/01              534,000        531,839
  5.70%, 02/12/01              250,000        248,433
Security Pacific Corp.
  11.50%, 11/15/00             300,000        301,635
  11.00%, 03/01/01             100,000        101,616
                                         ------------
                                            1,603,239
                                         ------------

                            PRINCIPAL     AMORTIZED
  SECURITY DESCRIPTION       AMOUNT          COST
-----------------------------------------------------
FINANCIAL SERVICES (5.4%)
American Express
  0.00%, 12/12/00          $ 1,425,000   $  1,405,198
American Express Credit
  6.75%, 06/01/01              127,000        126,523
Beneficial, 6.33%,
  12/18/00                     575,000        574,444
Boeing Capital Corp.(b)
  5.56%, 02/05/01              100,000         99,506
Caterpillar Financial
  Service Corp., 5.83%,
  11/16/00                     500,000        499,154
Chrysler Finance
  5.25%, 10/19/00            2,500,000      2,497,964
CIT Group, Inc.
  6.20%, 10/20/00            3,000,000      2,999,136
  5.625%, 02/02/01             130,000        129,393
Ford Motor Credit
  6.25%, 11/08/00              100,000         99,956
  6.57%, 03/19/01              125,000        124,595
GMAC
  6.25%, 01/16/01            1,000,000        998,308
  6.60%, 01/17/01            1,200,000      1,199,669
  5.80%, 02/23/01            2,500,000      2,485,448
  6.875%, 07/15/01             100,000         99,838
Household Finance Corp.
  6.45%, 03/15/01              100,000         99,756
  6.06%, 05/14/01              175,000        173,659
John Deere Capital Corp.
  6.08%, 12/18/00              500,000        498,914
KFW International Finance
  5.75%, 12/01/00            1,000,000        998,354
Merrill Lynch & Co.
  6.375%, 10/17/00             600,000        599,896
  6.05%, 03/06/01              100,000         99,601
Norwest Corp.
  6.125%, 10/15/00             250,000        249,948
  5.625%, 02/05/01           2,000,000      1,992,599
Salomon Smith Barney
  Holdings
  6.625%, 11/30/00             750,000        750,219
  6.375%, 02/06/01             150,000        149,819
  6.59%, 02/21/01              310,000        308,942
Toyota Motor Credit Corp.
  5.50%, 09/17/01              100,000         98,574
                                         ------------
                                           19,359,413
                                         ------------
INSURANCE (0.1%)
Travelers Property
  Casualty
  6.75%, 04/15/01              400,000        398,860
                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
PRIME MONEY MARKET FUND                                       SEPTEMBER 30, 2000

36

                            PRINCIPAL     AMORTIZED
  SECURITY DESCRIPTION       AMOUNT          COST
-----------------------------------------------------
OIL & GAS (0.0%)
BP America, Inc.
  9.375%, 11/01/00         $   100,000   $    100,204
                                         ------------
RETAIL (0.2%)
Wal-Mart Stores, Inc.
  8.625%, 04/01/01             675,000        679,546
UTILITIES (0.3%)
National Rural Utilities
  6.10%, 12/22/00            1,010,000      1,008,549
-----------------------------------------------------
TOTAL CORPORATE BONDS (AMORTIZED COST
  $25,699,762)                             25,699,762
-----------------------------------------------------
    FANNIE MAE (3.0%)
  4.89%, 10/13/00              650,000        649,638
  5.30%, 01/19/01            5,000,000      4,982,491
  5.375%, 03/27/01             500,000        495,847
  5.43%, 03/29/01              500,000        495,923
  6.11%, 10/01/00*           4,000,000      4,000,000
-----------------------------------------------------
TOTAL FANNIE MAE (AMORTIZED COST
  $10,623,899)                             10,623,899
-----------------------------------------------------
           FEDERAL FARM CREDIT BANK (1.4%)

6.57%, 10/01/00*             5,000,000      5,000,000
-----------------------------------------------------
TOTAL FEDERAL FARM CREDIT BANK
  (AMORTIZED COST $5,000,000)               5,000,000
-----------------------------------------------------
            FEDERAL HOME LOAN BANK (5.2%)
  5.97%, 10/06/00            1,000,000        999,891
  5.01%, 11/16/00              200,000        199,758
  6.43%, 10/01/00*           2,000,000      2,000,000
  6.325%, 10/01/00*          3,100,000      3,099,833
  7.00%, 08/17/01            5,000,000      5,000,000
  6.75%, 10/16/01            2,000,000      2,000,000
  6.11%, 10/01/00*           5,000,000      5,000,000
-----------------------------------------------------
TOTAL FEDERAL HOME LOAN BANK
  (AMORTIZED COST $18,299,482)             18,299,482
-----------------------------------------------------
                 FREDDIE MAC (2.3%)
  5.25%, 02/16/01              625,000        621,135
  6.75%, 04/27/01            2,000,000      2,000,000
  7.125%, 07/13/01           3,000,000      3,000,000
  6.57%, 10/01/00*           2,600,000      2,598,418
-----------------------------------------------------
TOTAL FREDDIE MAC (AMORTIZED COST
  $8,219,553)                               8,219,553
-----------------------------------------------------

                            PRINCIPAL     AMORTIZED
  SECURITY DESCRIPTION       AMOUNT          COST
-----------------------------------------------------
      STUDENT LOAN MARKETING ASSOCIATION (6.3%)
  6.77%, 10/01/00*         $ 5,000,000   $  5,000,000
  6.34%, 10/01/00*           2,000,000      1,995,490
  6.633%, 10/01/00*          5,000,000      4,997,944
  6.57%, 10/01/00*           2,500,000      2,502,030
  6.52%, 10/01/00*           5,000,000      5,000,000
  6.57%, 10/01/00*           3,000,000      2,999,717
-----------------------------------------------------
TOTAL STUDENT LOAN MARKETING ASSOCIATION
  (AMORTIZED COST $22,495,181)             22,495,181
-----------------------------------------------------
          TENNESSEE VALLEY AUTHORITY (0.8%)
  6.00%, 11/01/00              750,000        749,612
  5.00%, 01/19/01            2,090,000      2,081,018
-----------------------------------------------------
TOTAL TENNESSEE VALLEY AUTHORITY
  (AMORTIZED COST $2,830,630)               2,830,630
-----------------------------------------------------
       U.S. GOVERNMENT AGENCY MORTGAGES (6.5%)
Small Business Administration
  Pool #501982
    7.50%, 10/01/00*           420,430        426,361
  Pool #502001
    7.50%, 10/01/00*         1,274,369      1,288,994
  Pool #502105
    7.50%, 10/01/00*           687,344        698,484
  Pool #502139
    7.50%, 10/01/00*           442,968        448,275
  Pool #502245
    7.50%, 10/01/00*         1,616,067      1,645,335
  Pool #502268
    7.50%, 10/01/00*           587,761        595,140
  Pool #502275
    7.375%, 10/01/00*          168,969        169,822
  Pool #502401
    7.25%, 10/01/00*           279,531        281,218
  Pool #504073
    7.00%, 10/01/00*           873,246        875,033
  Pool #505026
    7.25%, 10/01/00*         6,000,000      5,997,079
  Pool #505071
    7.25%, 10/01/00*         5,755,095      5,752,254
  Pool #505098
    7.50%, 10/01/00*         5,000,000      4,997,502
-----------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGES
  (AMORTIZED COST $23,175,497)             23,175,497
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                        SCHEDULE OF PORTFOLIO INVESTMENTS--continued
PRIME MONEY MARKET FUND                                       SEPTEMBER 30, 2000

                                                                              37

                            SHARES OR
                            PRINCIPAL       MARKET
  SECURITY DESCRIPTION       AMOUNT         VALUE
-----------------------------------------------------
            REPURCHASE AGREEMENTS (15.7%)

Bank of America,
  6.65%, 10/2/00,
  dated 9/29/00
  (Collateralized by
  FNMAs, 6.00% - 7.50%,
  due 09/01/28 - 09/01/30
  with a value of
  $56,650,800)             $55,540,000   $ 55,540,000
-----------------------------------------------------
TOTAL REPURCHASE AGREEMENTS (AMORTIZED
  COST $55,540,000)                        55,540,000
-----------------------------------------------------
              MONEY MARKET FUNDS (3.4%)

Federated Prime Cash
  Obligation Fund            6,000,000      6,000,000
Provident TempFund           6,000,000      6,000,000
-----------------------------------------------------
TOTAL MONEY MARKET FUNDS (AMORTIZED
  COST $12,000,000)                        12,000,000
-----------------------------------------------------
TOTAL INVESTMENTS (AMORTIZED COST $356,864,482)(a) --
  100.6%                                  356,864,482
-----------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.6)%                         (2,302,220)
-----------------------------------------------------
TOTAL NET ASSETS -- 100.0%               $354,562,262
-----------------------------------------------------

---------------

Percentages indicated are based on net assets of $354,562,262.

 * Denotes variable rate security. Rate presented represents rate in effect on September 30, 2000. Maturity date reflects next rate change date.

(a) Cost and value for financial reporting and federal income tax purposes are the same.

(b) Represents a restricted security purchase under Rule 144A or 4(2) which is exempt from registration under the Securities Act of 1933, as amended.

                       SEE NOTES TO FINANCIAL STATEMENTS.

38

EUREKA FUNDS                                   SCHEDULE OF PORTFOLIO INVESTMENTS
U.S. TREASURY OBLIGATIONS FUND                                SEPTEMBER 30, 2000

                            PRINCIPAL     AMORTIZED
  SECURITY DESCRIPTION       AMOUNT          COST
-----------------------------------------------------
     U.S. GOVERNMENT GUARANTEED SECURITY (14.6%)

Israel Aid, Series 7-A
  5.45%, 02/15/01          $ 3,975,000   $  3,954,166
Israel Aid, Series 8-B
  6.375%, 08/15/01           1,785,000      1,782,843
Private Export Funding
  Corp.
  Series HH, 8.35%,
  01/31/01                   5,725,000      5,752,650
Private Export Funding
  Corp.
  Series II, 8.40%,
  07/31/01                   1,175,000      1,192,398
Private Export Funding
  Corp. Series XX, 5.50%,
  03/15/01                   7,952,000      7,909,583
-----------------------------------------------------
TOTAL U.S. GOVERNMENT GUARANTEED
  SECURITY
  (AMORTIZED COST $20,591,640)             20,591,640
-----------------------------------------------------
             U.S. TREASURY BILL (14.9%)

U.S. Treasury Bill
  5.99%, 10/12/00           21,000,000     20,962,624
-----------------------------------------------------
TOTAL U.S. TREASURY BILL (AMORTIZED
  COST $20,962,624)                        20,962,624
-----------------------------------------------------
             U.S. TREASURY NOTE (10.6%)

U.S. Treasury Note
  4.50%, 01/31/01           15,000,000     14,908,818
-----------------------------------------------------
TOTAL U.S. TREASURY NOTE
  (AMORTIZED COST $14,908,818)             14,908,818
-----------------------------------------------------
       U.S. GOVERNMENT AGENCY MORTGAGES (6.5%)

Small Business Administration
  Pool #502014
    7.625%, 10/01/00*          524,805        527,316
  Pool #502185
    7.50%, 10/01/00*           140,760        141,033
  Pool #502203
    7.50%, 10/01/00*           920,008        928,831
  Pool #502221
    7.50%, 10/01/00*           429,361        432,390
  Pool #502240
    7.50%, 10/01/00*           158,969        159,177
  Pool #502283
    7.625%, 10/01/00*           95,867         95,872
  Pool #502610
    7.375%, 10/01/00*          232,580        232,580
  Pool #502988
    7.25%, 10/01/00*           228,180        228,180
  Pool #503308
    7.00%, 10/01/00*           471,530        469,658
  Pool #504824
    7.125%, 10/01/00*          987,510        983,428

                            SHARES OR
                            PRINCIPAL     AMORTIZED
  SECURITY DESCRIPTION       AMOUNT          COST
-----------------------------------------------------
  Pool #504996
    7.25%, 10/01/00*       $ 3,970,154   $  3,970,155
  Pool #505026
    7.25%, 10/01/00*         1,000,000        999,513
-----------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGES
  (AMORTIZED COST $9,168,133)               9,168,133
-----------------------------------------------------
REPURCHASE AGREEMENTS (47.6%)
Goldman Sachs Repurchase Agreement
  6.48%, 10/02/00,
  dated 09/29/00
  (Collateralized by U.S.
  Treasury Note, 5.75%,
  due 04/30/03 with a
  value of $34,159,224)     33,489,000     33,489,000
Prudential Repurchase Agreement
  6.47%, 10/02/00,
  dated 09/29/00
  (Collateralized by U.S.
  Treasury Principal
  Strip, 0.00%, due
  02/15/25 with a value
  of $33,787,811 and U.S.
  Treasury Bill, 0.00%,
  due 03/08/01 with a
  value of $370,781)        33,488,000     33,488,000
-----------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
  (AMORTIZED COST $66,977,000)             66,977,000
-----------------------------------------------------
              MONEY MARKET FUNDS (6.0%)

Federated Treasury
  Obligations Fund           4,250,000      4,250,000
Provident T-Fund             4,250,000      4,250,000
-----------------------------------------------------
TOTAL MONEY MARKET FUNDS (AMORTIZED
  COST $8,500,000)                          8,500,000
-----------------------------------------------------
TOTAL INVESTMENTS (AMORTIZED COST
  $141,108,215)(a) -- 100.2%              141,108,215
-----------------------------------------------------
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.2)%                     (272,235)
-----------------------------------------------------
TOTAL NET ASSETS -- 100.0%          $140,835,980
-----------------------------------------------------

---------------

Percentages indicated are based on net assets of $140,835,980.

 * Denotes variable rate security. Rate presented represents rate in effect on September 30, 2000. Maturity date reflects next rate change date.

(a) Cost and value for financial reporting and federal income tax purposes are the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                STATEMENTS OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 2000

                                                                                               INVESTMENT
                                                                            GLOBAL ASSET         GRADE
                                                           EQUITY FUND     ALLOCATION FUND     BOND FUND
                                                           ------------    ---------------    ------------
ASSETS:
  Investments, at value (cost $164,878,212; $71,459,330;
    and $131,543,476, respectively)......................  $209,467,804      $81,237,319      $128,882,744
  Foreign currency, at value (cost $0; $1,078; $0,
    respectively)........................................            --            1,080                --
  Cash...................................................       618,677           93,077            21,104
  Interest and dividends receivable......................       177,456          531,509         1,647,068
  Receivable for capital shares sold.....................       223,934           37,943             1,545
  Reclaims receivable....................................            --           31,423                --
  Deferred organization costs............................        15,438           15,438            15,483
  Prepaid expenses and other assets......................         5,979            2,684             4,718
                                                           ------------      -----------      ------------
         Total Assets....................................   210,509,288       81,950,473       130,572,662
                                                           ------------      -----------      ------------
LIABILITIES:
  Dividends payable......................................            --               --           670,519
  Payable for capital shares redeemed....................            --               --           361,345
  Investment advisory fees payable.......................       112,049           54,855            55,433
  Administration fees payable............................         6,669            2,599             4,114
  Distribution fees payable..............................           376              451               465
  Other payables and accrued expenses....................        74,501           22,432            58,246
                                                           ------------      -----------      ------------
         Total Liabilities...............................       193,595           80,337         1,150,122
                                                           ------------      -----------      ------------
NET ASSETS...............................................  $210,315,693      $81,870,136      $129,422,540
                                                           ============      ===========      ============
NET ASSETS CONSIST OF:
  Capital................................................  $122,292,029      $67,543,797      $134,353,354
  Accumulated undistributed (distributions in excess of)
    net investment income................................         1,290          975,129               569
  Accumulated undistributed (distributions in excess of)
    net realized gains on investments....................    43,432,782        3,577,020        (2,270,651)
  Net unrealized appreciation (depreciation) of
    investments and foreign currency transactions........    44,589,592        9,774,190        (2,660,732)
                                                           ------------      -----------      ------------
NET ASSETS...............................................  $210,315,693      $81,870,136      $129,422,540
                                                           ============      ===========      ============
TRUST SHARES:
  Net Assets.............................................  $208,379,141      $79,800,572      $127,599,058
  Shares of Capital Stock Outstanding....................    18,066,805        6,515,002        13,396,049
                                                           ------------      -----------      ------------
  Net Asset Value (offering and redemption price per
    share)...............................................  $      11.53      $     12.25      $       9.53
                                                           ============      ===========      ============
CLASS A SHARES:
  Net Assets.............................................  $  1,936,552      $ 2,069,564      $  1,823,482
  Shares of Capital Stock Outstanding....................       168,692          169,528           191,027
                                                           ------------      -----------      ------------
  Net Asset Value (offering and redemption price per
    share)...............................................  $      11.48      $     12.21      $       9.55
                                                           ============      ===========      ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

40

EUREKA FUNDS                                STATEMENTS OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 2000

                                                                    PRIME           U.S. TREASURY
                                                                 MONEY MARKET        OBLIGATIONS
                                                                     FUND               FUND
                                                              ------------------    -------------
ASSETS:
  Investments, at amortized cost............................     $301,324,482       $ 74,131,215
  Repurchase agreements, at cost............................       55,540,000         66,977,000
                                                                 ------------       ------------
  Total Investments.........................................      356,864,482        141,108,215
  Cash......................................................              554                494
  Interest and dividends receivable.........................        1,605,599            463,037
  Receivable for capital shares sold........................            3,180              6,730
  Deferred organization cost................................           15,483             15,483
  Prepaid expenses and other assets.........................            7,373              3,411
                                                                 ------------       ------------
    Total Assets............................................      358,496,671        141,597,370
                                                                 ------------       ------------
LIABILITIES:
  Dividends payable.........................................        1,596,389            669,805
  Payable for investments purchased.........................        2,129,393                 --
  Payable for capital shares redeemed.......................            4,380              6,861
  Investment advisory fees payable..........................           51,651             11,399
  Administration fees payable...............................            7,094              4,364
  Distribution fees payable.................................           50,439             24,704
  Other payables and accrued expenses.......................           95,063             44,257
                                                                 ------------       ------------
    Total Liabilities.......................................        3,934,409            761,390
                                                                 ------------       ------------
NET ASSETS..................................................     $354,562,262       $140,835,980
                                                                 ============       ============
NET ASSETS CONSIST OF:
  Capital...................................................     $354,621,474       $140,847,666
  Accumulated undistributed net investment income...........              518                367
  Accumulated undistributed net realized loss on
    investments.............................................          (59,730)           (12,053)
                                                                 ------------       ------------
NET ASSETS..................................................     $354,562,262       $140,835,980
                                                                 ============       ============
TRUST SHARES:
  Net Assets................................................     $ 74,350,148       $ 17,948,349
  Shares of Capital Stock Outstanding.......................       74,379,303         17,955,918
                                                                 ------------       ------------
  Net Asset Value (offering and redemption price per
    share)..................................................     $       1.00       $       1.00
                                                                 ============       ============
CLASS A SHARES:
  Net Assets................................................     $280,212,114       $122,887,631
  Shares of Capital Stock Outstanding.......................      280,242,696        122,892,115
                                                                 ------------       ------------
  Net Asset Value (offering and redemption price per
    share)..................................................     $       1.00       $       1.00
                                                                 ============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                            STATEMENTS OF OPERATIONS

                                           FOR THE YEAR ENDED SEPTEMBER 30, 2000

                                                                                              INVESTMENT
                                                                         GLOBAL ASSET           GRADE
                                                         EQUITY FUND    ALLOCATION FUND       BOND FUND
                                                         -----------    ---------------    ----------------
INVESTMENT INCOME:
  Interest.............................................  $     3,634      $ 1,560,207        $  9,621,250
  Dividends (net of foreign withholding tax of $3,419;
    $56,963; $0, respectively).........................    2,391,458          896,726              82,915
                                                         -----------      -----------        ------------
    Total Income.......................................    2,395,092        2,456,933           9,704,165
                                                         -----------      -----------        ------------
EXPENSES:
  Investment advisory fees.............................    1,548,649          777,575             868,205
  Administration fees..................................      400,610          167,634             280,767
  12b-1 fees - Class A.................................        5,885            7,388               7,026
  Shareholder service fees - Class A...................        5,885            7,388               7,026
  Fund accounting fees.................................       61,077           98,118              56,998
  Transfer agent fees..................................       49,915           36,967              40,835
  Organization costs...................................        7,414            7,414               7,414
  Other................................................      130,802           69,716             108,069
                                                         -----------      -----------        ------------
    Total expenses before waivers/reimbursements.......    2,210,237        1,172,200           1,376,340
    Less expenses waived/reimbursed....................     (212,369)         (93,784)           (151,725)
                                                         -----------      -----------        ------------
    Net expenses.......................................    1,997,868        1,078,416           1,224,615
                                                         -----------      -----------        ------------
NET INVESTMENT INCOME..................................      397,224        1,378,517           8,479,550
                                                         -----------      -----------        ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) on investments and
    foreign currency transactions......................   44,008,880        3,633,191          (1,838,281)
  Net change in unrealized appreciation (depreciation)
    of investments and foreign currency transactions...  (25,025,452)       1,403,237           1,682,520
                                                         -----------      -----------        ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS..........................................   18,983,428        5,036,428            (155,761)
                                                         -----------      -----------        ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS.........  $19,380,652      $ 6,414,945        $  8,323,789
                                                         ===========      ===========        ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

42

EUREKA FUNDS                                            STATEMENTS OF OPERATIONS

                                           FOR THE YEAR ENDED SEPTEMBER 30, 2000

                                                                 PRIME        U.S. TREASURY
                                                              MONEY MARKET     OBLIGATIONS
                                                                  FUND            FUND
                                                              ------------    -------------
INVESTMENT INCOME:
  Interest..................................................  $17,115,853      $6,790,072
  Dividends.................................................      718,643         482,356
                                                              -----------      ----------
    Total Income............................................   17,834,496       7,272,428
                                                              -----------      ----------
EXPENSES:
  Investment advisory fees..................................      859,710         248,667
  Administration fees.......................................      560,851         241,216
  12b-1 fees - Class A......................................      461,978         226,272
  Shareholder service fees - Class A........................      461,978         226,272
  Fund accounting fees......................................       78,777          32,735
  Transfer agent fees.......................................       73,017          36,596
  Organization costs........................................        7,414           7,414
  Other.....................................................      219,737         111,247
                                                              -----------      ----------
    Total expenses before waivers/reimbursements............    2,723,462       1,130,419
    Less expenses waived/reimbursed.........................     (924,531)       (350,603)
                                                              -----------      ----------
    Net expenses............................................    1,798,931         779,816
                                                              -----------      ----------
NET INVESTMENT INCOME.......................................   16,035,565       6,492,612
                                                              -----------      ----------
REALIZED LOSSES ON INVESTMENTS:
  Net realized losses on investment transactions............      (13,782)           (969)
                                                              -----------      ----------
NET REALIZED LOSSES ON INVESTMENTS..........................      (13,782)           (969)
                                                              -----------      ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............  $16,021,783      $6,491,643
                                                              ===========      ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                 STATEMENTS OF CHANGES IN NET ASSETS
EQUITY FUND

                                                                     FOR THE               FOR THE
                                                                    YEAR ENDED            YEAR ENDED
                                                                SEPTEMBER 30, 2000    SEPTEMBER 30, 1999
                                                                ------------------    ------------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................       $    397,224          $    628,499
  Net realized gains on investment transactions.............         44,008,880            20,512,340
  Net change in unrealized appreciation (depreciation) of
    investments.............................................        (25,025,452)           21,890,364
                                                                   ------------          ------------
  Change in net assets from operations......................         19,380,652            43,031,203

DISTRIBUTIONS TO TRUST SHAREHOLDERS:
  From net investment income................................           (395,812)             (632,977)
  In excess of net investment income........................            (17,642)               (3,887)
  From net realized gains on investment.....................        (26,609,055)          (23,606,596)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................             (1,412)               (1,853)
  In excess of net investment income........................                (63)               (1,583)
  From net realized gains on investment.....................           (354,406)             (197,674)
                                                                   ------------          ------------
  Total distributions to shareholders.......................        (27,378,390)          (24,444,570)

CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................         67,864,034            27,923,428
  Dividends reinvested......................................         16,877,777            15,418,403
  Cost of shares redeemed...................................        (57,290,758)          (43,004,594)
                                                                   ------------          ------------
  Change in net assets from share transactions..............         27,451,053               337,237
                                                                   ------------          ------------
  Change in net assets......................................         19,453,315            18,923,870

NET ASSETS:
  Beginning of period.......................................        190,862,378           171,938,508
                                                                   ------------          ------------
  End of period.............................................       $210,315,693          $190,862,378
                                                                   ============          ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

44

EUREKA FUNDS                                 STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL ASSET ALLOCATION FUND

                                                                     FOR THE               FOR THE
                                                                    YEAR ENDED            YEAR ENDED
                                                                SEPTEMBER 30, 2000    SEPTEMBER 30, 1999
                                                                ------------------    ------------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................       $  1,378,517          $  1,245,345
  Net realized gains on investment transactions and foreign
    currency................................................          3,633,191             2,915,479
  Net change in unrealized appreciation of investments and
    foreign currency transactions...........................          1,403,237             7,284,701
                                                                   ------------          ------------
  Change in net assets from operations......................          6,414,945            11,445,525

DISTRIBUTIONS TO TRUST SHAREHOLDERS:
  From net investment income................................         (1,421,498)             (982,067)
  From net realized gains on investment.....................         (2,829,905)             (486,049)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................            (47,531)              (32,796)
  From net realized gains on investment.....................           (111,924)              (14,438)
                                                                   ------------          ------------
  Total distributions to shareholders.......................         (4,410,858)           (1,515,350)

CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................          8,303,666            17,189,959
  Dividends reinvested......................................          2,976,697             1,054,789
  Cost of shares redeemed...................................        (18,335,023)           (9,821,483)
                                                                   ------------          ------------
  Change in net assets from share transactions..............         (7,054,660)            8,423,265
                                                                   ------------          ------------
  Change in net assets......................................         (5,050,573)           18,353,440

NET ASSETS:
  Beginning of period.......................................         86,920,709            68,567,269
                                                                   ------------          ------------
  End of period.............................................       $ 81,870,136          $ 86,920,709
                                                                   ============          ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                 STATEMENTS OF CHANGES IN NET ASSETS
INVESTMENT GRADE BOND FUND

                                                                     FOR THE               FOR THE
                                                                    YEAR ENDED            YEAR ENDED
                                                                SEPTEMBER 30, 2000    SEPTEMBER 30, 1999
                                                                ------------------    ------------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................      $   8,479,550         $   8,013,107
  Net realized gains (losses) on investment transactions....         (1,838,281)              290,992
  Net change in unrealized appreciation (depreciation) of
    investments.............................................          1,682,520           (10,341,095)
                                                                  -------------         -------------
  Change in net assets from operations......................          8,323,789            (2,036,996)

DISTRIBUTIONS TO TRUST SHAREHOLDERS:
  From net investment income................................         (8,321,599)           (7,853,038)
  From net realized gains on investment.....................                 --            (2,834,049)
  In excess of net realized gains on investment
    transactions............................................                 --              (401,505)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................           (157,938)             (160,069)
  From net realized gains on investment.....................                 --                (4,509)
  In excess of net realized gains on investment
    transactions............................................                 --               (30,865)
                                                                  -------------         -------------
  Total distributions to shareholders.......................         (8,479,537)          (11,284,035)

CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................         50,748,192            43,412,303
  Dividends reinvested......................................          4,992,798             6,517,529
  Cost of shares redeemed...................................        (81,939,232)          (27,298,860)
                                                                  -------------         -------------
  Change in net assets from share transactions..............        (26,198,242)           22,630,972
                                                                  -------------         -------------
  Change in net assets......................................        (26,353,990)            9,309,941

NET ASSETS:
  Beginning of period.......................................        155,776,530           146,466,589
                                                                  -------------         -------------
  End of period.............................................      $ 129,422,540         $ 155,776,530
                                                                  =============         =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

46

EUREKA FUNDS                                 STATEMENTS OF CHANGES IN NET ASSETS
PRIME MONEY MARKET FUND

                                                                     FOR THE               FOR THE
                                                                    YEAR ENDED            YEAR ENDED
                                                                SEPTEMBER 30, 2000    SEPTEMBER 30, 1999
                                                                ------------------    ------------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................     $    16,035,565        $   9,240,393
  Net realized losses on investment transactions............             (13,782)             (41,996)
                                                                 ---------------        -------------
  Change in net assets from operations......................          16,021,783            9,198,397

DISTRIBUTIONS TO TRUST SHAREHOLDERS:
  From net investment income................................          (5,794,697)          (8,692,115)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................         (10,240,867)            (548,278)
                                                                 ---------------        -------------
  Total distributions to shareholders.......................         (16,035,564)          (9,240,393)

CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................       1,425,941,553          666,674,947
  Dividends reinvested......................................           1,887,556            1,304,423
  Cost of shares redeemed...................................      (1,324,064,410)        (570,446,028)
                                                                 ---------------        -------------
  Change in net assets from share transactions..............         103,764,699           97,533,342
                                                                 ---------------        -------------
  Change in net assets......................................         103,750,918           97,491,346

NET ASSETS:
  Beginning of period.......................................         250,811,344          153,319,998
                                                                 ---------------        -------------
  End of period.............................................     $   354,562,262        $ 250,811,344
                                                                 ===============        =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                 STATEMENTS OF CHANGES IN NET ASSETS
U.S. TREASURY OBLIGATIONS FUND

                                                                     FOR THE               FOR THE
                                                                    YEAR ENDED            YEAR ENDED
                                                                SEPTEMBER 30, 2000    SEPTEMBER 30, 1999
                                                                ------------------    ------------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................      $   6,492,612         $   4,928,913
  Net realized losses on investment transactions............               (969)               (7,792)
                                                                  -------------         -------------
  Change in net assets from operations......................          6,491,643             4,921,121

DISTRIBUTIONS TO TRUST SHAREHOLDERS:
  From net investment income................................         (1,742,323)           (4,874,915)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................         (4,750,289)              (53,998)
                                                                  -------------         -------------
  Total distributions to shareholders.......................         (6,492,612)           (4,928,913)

CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................        500,367,058           350,138,476
  Dividends reinvested......................................             69,411                52,940
  Cost of shares redeemed...................................       (468,058,529)         (343,743,874)
                                                                  -------------         -------------
  Change in net assets from share transactions..............         32,377,940             6,447,542
                                                                  -------------         -------------
  Change in net assets......................................         32,376,971             6,439,750

NET ASSETS:
  Beginning of period.......................................        108,459,009           102,019,259
                                                                  -------------         -------------
  End of period.............................................      $ 140,835,980         $ 108,459,009
                                                                  =============         =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

48

EUREKA FUNDS                                   NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

Eureka Funds (the "Trust") was organized as a Massachusetts business trust on April 7, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. Sanwa Bank California ("Sanwa"), a wholly-owned subsidiary of The Sanwa Bank Limited, of Japan, acts as the Trust's investment adviser. BISYS Fund Services Limited Partnership ("BISYS"), a wholly-owned subsidiary of The BISYS Group, Inc., acts as the Trust's administrator and distributor. As of the date of this report, the Trust offered five managed investment portfolios. The accompanying financial statements and financial highlights are those of Eureka Equity Fund (the "Equity Fund"), Eureka Global Asset Allocation Fund (the "Global Fund"), Eureka Investment Grade Bond Fund (the "Bond Fund"), Eureka Prime Money Market Fund (the "Prime Fund"), Eureka U.S. Treasury Obligations Fund (the "U.S. Treasury Fund") (each a "Fund", and collectively, the "Funds"). BISYS deposited $20,000 into the account of each Fund prior to each Fund's commencement of operations.

The Funds' investment objectives are as follows:

       FUND                     OBJECTIVE
       ----                     ---------
Equity Fund          Seeks long-term capital growth.
Global Fund          Seeks a balance of income and
                     long-term capital appreciation.
Bond Fund            Seeks a high level of income
                     consistent with preservation of
                     capital.
Prime Fund           Seeks a high level of current
                     income as is consistent with
                     maintaining liquidity and
                     stability of principal.
U.S. Treasury Fund   Seeks current income consistent
                     with liquidity and stability of
                     principal.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The financial statements reflect all normal recurring adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the period presented.

SECURITIES VALUATION: Securities of the Prime and U.S. Treasury Funds (the "Money Market Funds") are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. Portfolio securities for which the principal market is a securities exchange will be valued at the closing sales price on that exchange on the day of computation, or, if there have been no sales during such day, at their latest bid quotations. If no such bid and asked prices are available, then the securities will be valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Trustees of the Eureka Funds; provided however, that before any such securities are purchased for the Equity Fund, the Global Fund or the Bond Fund, the Trustees of the Eureka Funds shall be notified and given the opportunity to establish appropriate methods of determining the fair market value of such securities.

Portfolio securities for which there is not a securities exchange will be valued at the mean between their latest bid and asked quotations in such principal market. If no such bid and asked prices are available, then the securities will be valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Trustees of the Eureka Funds. Short-term debt investments having maturities of 60 days or less are valued at amortized cost which approximates market value. Investments in securities of other mutual funds are valued at the redemption price. Securities for which market quotations are not readily available are valued at fair value determined in good faith under the general supervision of the Board of Trustees of the Eureka Funds.

STRIPPED SECURITIES: Stripped securities represent the right to receive future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only stripped securities and the value of principal only stripped securities vary inversely with changes in interest rates.

REPURCHASE AGREEMENTS: The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

FOREIGN CURRENCY TRANSLATION: The Funds, other than the U.S. Treasury Fund, may invest in certain obligations or securities denominated in foreign currencies. The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Equity Fund, Global Fund, Bond Fund and Prime Fund

EUREKA FUNDS                        NOTES TO THE FINANCIAL STATEMENTS--continued
denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

FORWARD CURRENCY CONTRACTS: The Global Fund may use forward foreign currency exchange contracts. A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

Forward foreign exchange contracts may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

EXPENSES: Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets or another appropriate basis. In addition, investors in Trust Shares will pay the expenses directly attributable to the Trust Shares as a class, and investors in Class A Shares will pay the expenses directly attributable to the Class A Shares as a class.

The investment income and expenses of a Fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon their relative net assets on the date income is earned or expenses are realized and unrealized gains and losses are incurred.

ORGANIZATION COSTS: Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized over a sixty-month period, beginning with each Fund's commencement of operations. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related fund will be reimbursed by such holder for any unamortized organization costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions from the Equity Fund's net investment income, if any, are declared and paid monthly. Distributions from the Global Fund's net investment income, if any, are declared and paid annually. Distributions from the Bond Funds' and the Money Market Funds' net investment income, if any, are declared daily and paid monthly. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

During the year ended September 30, 2000, the following Funds paid long-term capital gain distributions as follows:

                FUND                    AMOUNT
                ----                  -----------
Equity Fund.........................  $26,963,461
Global Fund.........................  $ 2,323,240

EUREKA FUNDS                        NOTES TO THE FINANCIAL STATEMENTS--continued

50

These distributions are reflected as a portion of distributions to shareholders from net realized gains on investments in the accompanying Statement of Changes in Net Assets.

NOTE 3 -- RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Sanwa. Under the terms of the Investment Advisory Agreement, Sanwa is entitled to receive a fee that is calculated daily and paid monthly based on a percentage of the average net assets of each Fund as follows:

                FUND                   ANNUAL RATE
                ----                   -----------
Equity Fund..........................     0.75%
Global Fund..........................     0.90%
Bond Fund............................     0.60%
Prime Fund...........................     0.30%
U.S. Treasury Fund...................     0.20%

Sanwa has agreed to voluntarily reduce the amount of its investment advisory fee. For the period ended September 30, 2000, Sanwa waived fees in the following amounts:

                FUND                   FEES WAIVED
                ----                   -----------
Equity Fund..........................   $206,484
Global Fund..........................   $ 86,396
Bond Fund............................   $144,699
Prime Fund...........................   $289,097
U.S. Treasury Fund...................   $124,331

BISYS serves as the administrator for the Trust pursuant to an administration agreement (the "Administration Agreement"). Under the Administration Agreement, BISYS is entitled to a fee computed at an annual rate, subject to a $75,000 per Fund annual minimum, of 0.20% of the Trust's average daily net assets up to $500 million, 0.185% of the next $500 million, and 0.175% for amounts in excess of $1 billion. For the period ended September 30, 2000, BISYS waived the following amounts:

                FUND                   FEES WAIVED
                ----                   -----------
Prime Fund...........................   $173,456

BISYS serves as the Trust's principal underwriter and distributor (the "Distributor"). The Funds have adopted a Distribution and Shareholder Services Plan (the "Plan") with the Trust with respect to Class A Shares. This Plan is in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Funds will pay a monthly fee to the Distributor in an annual rate equal to 0.25% of the average daily net assets of Class A Shares of each Fund. The Distributor may voluntarily choose to waive all or a portion of its fee. The Trust has also entered into a Service Plan with BISYS with respect to Class A Shares. Pursuant to the Service Plan, the Funds will pay to BISYS a fee at an annual rate not to exceed 0.25% of the average daily net assets of Class A Shares of each Fund. BISYS may periodically waive all or a portion of the fee with respect to a Fund. For the period ended September 30, 2000, BISYS waived the following amounts:

                                       SERVICE PLAN
                FUND                   FEES WAIVED
                ----                   ------------
Equity Fund..........................    $  5,885
Global Fund..........................    $  7,388
Bond Fund............................    $  7,026
Prime Fund...........................    $461,978
U.S. Treasury Fund...................    $226,272

BISYS Fund Services, Inc., also a wholly-owned subsidiary of The BISYS Group, Inc. serves as fund accountant and transfer and dividend disbursing agent of the Funds for which it receives fees, which are disclosed in the Statement of Operations.

EUREKA FUNDS                        NOTES TO THE FINANCIAL STATEMENTS--continued

NOTE 4 -- SHARES OF BENEFICIAL INTEREST

Each Fund offers two classes of shares: Trust Shares and Class A Shares. Each share represents an equal proportionate interest in a Fund with other shares of the same series and class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund. Each class of shares is substantially the same, except that Class A Shares bear the fees that are payable under the Trust's Distribution and Shareholder Services Plan and the Service Plan, which relate only to the Class A Shares. The following is a summary of transactions in Fund shares for the period ending September 30, 2000:

                     FOR THE YEAR ENDED SEPTEMBER 30, 2000

                                                                                        GLOBAL ASSET
                                                             EQUITY FUND               ALLOCATION FUND
                                                      -------------------------   -------------------------
                                                        SHARES        AMOUNT        SHARES        AMOUNT
                                                      ----------   ------------   ----------   ------------
CAPITAL TRANSACTIONS:
TRUST SHARES:
  Shares issued.....................................   5,692,679   $ 66,873,307      595,231   $  7,356,896
  Dividends reinvested..............................   1,438,087     16,521,647      227,580      2,817,458
  Shares redeemed...................................  (4,715,913)   (55,373,446)  (1,249,279)   (15,390,211)
                                                      ----------   ------------   ----------   ------------
    Net change......................................   2,414,853   $ 28,021,508     (426,468)  $ (5,215,857)
                                                      ==========   ============   ==========   ============
CLASS A SHARES:
  Shares issued.....................................      84,517   $    990,727       77,148   $    946,770
  Dividends reinvested..............................      31,119        356,130       12,912        159,239
  Shares redeemed...................................    (164,103)    (1,917,312)    (239,778)    (2,944,812)
                                                      ----------   ------------   ----------   ------------
    Net change......................................     (48,467)  $   (570,455)    (149,718)  $ (1,838,803)
                                                      ==========   ============   ==========   ============

                     FOR THE YEAR ENDED SEPTEMBER 30, 2000

                                 INVESTMENT                       PRIME                       U.S. TREASURY
                                    GRADE                      MONEY MARKET                    OBLIGATIONS
                                  BOND FUND                        FUND                            FUND
                          -------------------------   ------------------------------   ----------------------------
                            SHARES        AMOUNT         SHARES           AMOUNT          SHARES         AMOUNT
                          ----------   ------------   -------------   --------------   ------------   -------------
CAPITAL TRANSACTIONS:
TRUST SHARES:
  Shares issued.........   5,266,085   $ 49,592,314     333,765,473   $  333,765,473     99,421,666   $  99,421,666
  Dividends
    reinvested..........     515,746      4,832,441       1,236,124        1,236,124         25,700          25,700
  Shares redeemed.......  (8,414,810)   (78,789,508)   (482,231,035)    (482,231,035)  (186,055,605)   (186,055,605)
                          ----------   ------------   -------------   --------------   ------------   -------------
    Net change..........  (2,632,979)  $(24,364,753)   (147,229,438)  $ (147,229,438)   (86,608,239)  $ (86,608,239)
                          ==========   ============   =============   ==============   ============   =============
CLASS A SHARES:
  Shares issued.........     123,365   $  1,155,878   1,092,176,080   $1,092,176,080    400,945,392   $ 400,945,392
  Dividends
    reinvested..........      17,072        160,357         651,432          651,432         43,711          43,711
  Shares redeemed.......    (335,302)    (3,149,724)   (841,833,375)    (841,833,375)  (282,002,924)   (282,002,924)
                          ----------   ------------   -------------   --------------   ------------   -------------
    Net change..........    (194,865)  $ (1,833,489)    250,994,137   $  250,994,137    118,986,179   $ 118,986,179
                          ==========   ============   =============   ==============   ============   =============

                     FOR THE YEAR ENDED SEPTEMBER 30, 1999

                                                                                        GLOBAL ASSET
                                                              EQUITY FUND              ALLOCATION FUND
                                                       -------------------------   -----------------------
                                                         SHARES        AMOUNT       SHARES       AMOUNT
                                                       ----------   ------------   ---------   -----------
CAPITAL TRANSACTIONS:
TRUST SHARES:
  Shares issued......................................   2,001,431   $ 24,130,016   1,012,691   $11,766,258
  Dividends reinvested...............................   1,351,306     15,217,642      86,788     1,007,894
  Shares redeemed....................................  (3,270,475)   (40,173,550)   (515,204)   (6,071,729)
                                                       ----------   ------------   ---------   -----------
    Net change.......................................      82,262   $   (825,892)    584,275   $ 6,702,423
                                                       ==========   ============   =========   ===========
CLASS A SHARES:
  Shares issued......................................     312,295   $  3,793,412     462,947   $ 5,423,701
  Dividends reinvested...............................      17,887        200,761       4,043        46,895
  Shares redeemed....................................    (230,672)    (2,831,044)   (316,960)   (3,749,754)
                                                       ----------   ------------   ---------   -----------
    Net change.......................................      99,510   $  1,163,129     150,030   $ 1,720,842
                                                       ==========   ============   =========   ===========

EUREKA FUNDS                        NOTES TO THE FINANCIAL STATEMENTS--continued

52

                                  INVESTMENT                      PRIME                      U.S. TREASURY
                                     GRADE                     MONEY MARKET                   OBLIGATIONS
                                   BOND FUND                       FUND                           FUND
                           -------------------------   ----------------------------   ----------------------------
                             SHARES        AMOUNT         SHARES         AMOUNT          SHARES         AMOUNT
                           ----------   ------------   ------------   -------------   ------------   -------------
CAPITAL TRANSACTIONS:
TRUST SHARES:
  Shares issued..........   3,761,058   $ 36,946,811    616,665,403   $ 616,665,403    335,418,495   $ 335,418,495
  Dividends reinvested...     639,164      6,344,430        851,117         851,113         13,422          13,422
  Shares redeemed........  (2,331,846)   (23,307,984)  (540,717,778)   (540,717,778)  (332,170,767)   (332,170,767)
                           ----------   ------------   ------------   -------------   ------------   -------------
    Net change...........   2,068,376   $ 19,983,257     76,798,742   $  76,798,738      3,261,150   $   3,261,150
                           ==========   ============   ============   =============   ============   =============
CLASS A SHARES:
  Shares issued..........     651,678   $  6,465,492     50,009,544   $  50,009,544     14,719,981   $  14,719,981
  Dividends reinvested...      17,581        173,099        453,314         453,310         39,518          39,518
  Shares redeemed........    (405,417)    (3,990,876)   (29,728,250)    (29,728,250)   (11,573,107)    (11,573,107)
                           ----------   ------------   ------------   -------------   ------------   -------------
    Net change...........     263,842   $  2,647,715     20,734,608   $  20,734,604      3,186,392   $   3,186,392
                           ==========   ============   ============   =============   ============   =============

NOTE 5 -- INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 2000 were as follows:

                           PURCHASES         SALES
                          ------------    ------------
Equity Fund.............  $171,978,891    $172,580,378
Global Fund.............  $ 23,631,847    $ 32,722,793
Bond Fund...............  $ 82,377,359    $108,131,682

FEDERAL INCOME TAXES (UNAUDITED): It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.
Capital losses incurred within the Funds' fiscal year, but after October 31, are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer capital losses as follows:

Bond Fund............................  $1,790,038
Prime Fund...........................      13,160
U.S. Treasury Fund...................         184

For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 2000 qualify for the corporate dividends received deduction for the following funds:

                                         PERCENTAGE
                                         ----------
Equity Fund............................    100.0%
Global Fund............................     22.0%

As of September 30, 2000, for federal income purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any:

                                 AMOUNT     EXPIRES
                                --------    -------
Bond Fund.....................  $433,061     2008
Prime Fund....................  $  8,176     2007
                                  38,392     2008
                                --------
                                $ 46,568
U.S. Treasury Fund............  $  2,256     2007
                                   9,612     2008
                                --------
                                $ 11,868

The Funds hereby make the following designations regarding its fiscal year ended September 30, 2000:

                        LONG TERM      DIVIDENDS RECEIVED
                       CAPITAL GAIN     DEDUCTION (% OF
                       (PER SHARE)      INCOME DIVIDENDS
                       ------------    ------------------
Equity Fund..........      1.70              100.0%
Global Fund..........      0.32               22.0%

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1999 DIV which will be sent to you separately in January 2001.

In addition, the Funds may elect to pass through foreign taxes paid by the Funds to its shareholders under Code 853 or the Internal Revenue Code. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended September 30, 2000 is $3,419 for the Equity Fund and $56,963 for the Global Fund.

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
EQUITY FUND

                                            TRUST SHARES          TRUST SHARES              TRUST SHARES
                                         ------------------    ------------------    --------------------------
                                            FOR THE YEAR          FOR THE YEAR           NOVEMBER 1, 1997*
                                               ENDED                 ENDED                    THROUGH
                                         SEPTEMBER 30, 2000    SEPTEMBER 30, 1999        SEPTEMBER 30, 1998
                                         ------------------    ------------------    --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...       $  12.03              $  10.96                  $  10.00
                                              --------              --------                  --------
INVESTMENT ACTIVITIES:
  Net investment income................           0.02                  0.04                      0.05
  Net realized and unrealized gain on
    investments........................           1.20                  2.56                      0.96
                                              --------              --------                  --------
Total from Investment Activities.......           1.22                  2.60                      1.01
                                              --------              --------                  --------

LESS DISTRIBUTIONS FROM:
  From net investment income...........          (0.02)                (0.04)                    (0.05)
  From net realized gains..............          (1.70)                (1.49)                       --
                                              --------              --------                  --------
    Total Distributions................          (1.72)                (1.53)                    (0.05)
                                              --------              --------                  --------
Net change in net asset value per
  share................................          (0.50)                 1.07                      0.96
                                              --------              --------                  --------
NET ASSET VALUE, END OF PERIOD.........       $  11.53              $  12.03                  $  10.96
                                              ========              ========                  ========
TOTAL RETURN...........................          10.26%                24.72%                    10.08%(a)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (in
  thousands)...........................       $208,379              $188,259                  $170,652
Ratios to average net assets:
  Expenses.............................           0.96%                 0.99%                     1.03%(b)
  Net investment income................           0.20%                 0.32%                     0.47%(b)
  Expenses(c)..........................           1.06%                 1.09%                     1.13%(b)
Portfolio Turnover Rate(d).............             84%                   46%                       57%

---------------

*  Commencement of operations.

(a) Not annualized.

(b) Annualized.

(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       SEE NOTES TO FINANCIAL STATEMENTS.

54

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
EQUITY FUND

                                           CLASS A SHARES        CLASS A SHARES            CLASS A SHARES
                                         ------------------    ------------------    --------------------------
                                            FOR THE YEAR          FOR THE YEAR           FEBRUARY 3, 1998*
                                               ENDED                 ENDED                    THROUGH
                                         SEPTEMBER 30, 2000    SEPTEMBER 30, 1999        SEPTEMBER 30, 1998
                                         ------------------    ------------------    --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...        $11.99                $10.94                    $10.87
                                               ------                ------                    ------
INVESTMENT ACTIVITIES:
  Net investment income (loss).........         (0.01)                 0.01                      0.02
  Net realized and unrealized gain on
    investments........................          1.21                  2.55                      0.07
                                               ------                ------                    ------
Total from Investment Activities.......          1.20                  2.56                      0.09
                                               ------                ------                    ------

LESS DISTRIBUTIONS FROM:
  From net investment income...........         (0.01)                (0.01)                    (0.02)
  In excess of net investment income...            --                 (0.01)                       --
  From net realized gains..............         (1.70)                (1.49)                       --
                                               ------                ------                    ------
    Total Distributions................         (1.71)                (1.51)                    (0.02)
                                               ------                ------                    ------
Net change in net asset value per
  share................................         (0.51)                 1.05                      0.07
                                               ------                ------                    ------
NET ASSET VALUE, END OF PERIOD.........        $11.48                $11.99                    $10.94
                                               ======                ======                    ======
TOTAL RETURN...........................         10.04%                24.34%                     0.83%(a)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (in
  thousands)...........................        $1,937                $2,604                    $1,287
Ratios to average net assets:
  Expenses.............................          1.21%                 1.23%                     1.28%(b)
  Net investment income................         (0.05)%                0.08%                     0.13%(b)
  Expenses(c)..........................          1.56%                 1.58%                     1.63%(b)
Portfolio Turnover Rate(d).............            84%                   46%                       57%

---------------

*  Commencement of operations.

(a) Not annualized.

(b) Annualized.

(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
GLOBAL ASSET ALLOCATION FUND

                                            TRUST SHARES          TRUST SHARES              TRUST SHARES
                                         ------------------    ------------------    --------------------------
                                            FOR THE YEAR          FOR THE YEAR           NOVEMBER 1, 1997*
                                               ENDED                 ENDED                    THROUGH
                                         SEPTEMBER 30, 2000    SEPTEMBER 30, 1999        SEPTEMBER 30, 1998
                                         ------------------    ------------------    --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...       $ 11.97               $ 10.51                   $ 10.00
                                              -------               -------                   -------
INVESTMENT ACTIVITIES:
  Net investment income................          0.20                  0.17                      0.15
  Net realized and unrealized gain on
    investments........................          0.69                  1.51                      0.38
                                              -------               -------                   -------
Total from Investment Activities.......          0.89                  1.68                      0.53
                                              -------               -------                   -------

LESS DISTRIBUTIONS FROM:
  From net investment income...........         (0.20)                (0.15)                    (0.02)
  From net realized gains..............         (0.41)                (0.07)                       --
                                              -------               -------                   -------
    Total Distributions................         (0.61)                (0.22)                    (0.02)
                                              -------               -------                   -------
Net change in net asset value per
  share................................          0.28                  1.46                      0.51
                                              -------               -------                   -------
NET ASSET VALUE, END OF PERIOD.........       $ 12.25               $ 11.97                   $ 10.51
                                              =======               =======                   =======
TOTAL RETURN...........................          7.43%                16.09%                     5.34%(a)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (in
  thousands)...........................       $79,801               $83,111                   $66,793
Ratios to average net assets:
  Expenses.............................          1.24%                 1.30%                     1.44%(b)
  Net investment income................          1.60%                 1.51%                     1.53%(b)
  Expenses(c)..........................          1.34%                 1.40%                     1.54%(b)
Portfolio Turnover Rate(d).............            28%                   29%                       35%

---------------

*  Commencement of operations.

(a) Not annualized.

(b) Annualized.

(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       SEE NOTES TO FINANCIAL STATEMENTS.

56

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
GLOBAL ASSET ALLOCATION FUND

                                           CLASS A SHARES        CLASS A SHARES            CLASS A SHARES
                                         ------------------    ------------------    --------------------------
                                            FOR THE YEAR          FOR THE YEAR           NOVEMBER 1, 1997*
                                               ENDED                 ENDED                    THROUGH
                                         SEPTEMBER 30, 2000    SEPTEMBER 30, 1999        SEPTEMBER 30, 1998
                                         ------------------    ------------------    --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...        $11.93                $10.49                    $10.31
                                               ------                ------                    ------
INVESTMENT ACTIVITIES:
  Net investment income................          0.17                  0.14                      0.05
  Net realized and unrealized gain on
    investments........................          0.69                  1.51                      0.13
                                               ------                ------                    ------
Total from Investment Activities.......          0.86                  1.65                      0.18
                                               ------                ------                    ------

LESS DISTRIBUTIONS FROM:
  From net investment income...........         (0.17)                (0.14)                       --
  From net realized gains..............         (0.41)                (0.07)                       --
                                               ------                ------                    ------
    Total Distributions................         (0.58)                (0.21)                       --
                                               ------                ------                    ------
Net change in net asset value per
  share................................          0.28                  1.44                      0.18
                                               ------                ------                    ------
NET ASSET VALUE, END OF PERIOD.........        $12.21                $11.93                    $10.49
                                               ======                ======                    ======
TOTAL RETURN...........................          7.18%                15.81%                     1.75%(a)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (in
  thousands)...........................        $2,069                $3,810                    $1,775
Ratios to average net assets:
  Expenses.............................          1.49%                 1.53%                     1.73%(b)
  Net investment income................          1.35%                 1.33%                     1.27%(b)
  Expenses(c)..........................          1.84%                 1.88%                     2.08%(b)
Portfolio Turnover Rate(d).............            28%                   29%                       35%

---------------

*  Commencement of operations.

(a) Not annualized.

(b) Annualized.

(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
INVESTMENT GRADE BOND FUND

                                            TRUST SHARES          TRUST SHARES              TRUST SHARES
                                         ------------------    ------------------    --------------------------
                                            FOR THE YEAR          FOR THE YEAR           NOVEMBER 1, 1997*
                                               ENDED                 ENDED                    THROUGH
                                         SEPTEMBER 30, 2000    SEPTEMBER 30, 1999        SEPTEMBER 30, 1998
                                         ------------------    ------------------    --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...       $   9.49              $  10.40                  $  10.00
                                              --------              --------                  --------
INVESTMENT ACTIVITIES:
  Net investment income................           0.55                  0.53                      0.50
  Net realized and unrealized gain
    (loss) on investments..............           0.04                 (0.67)                     0.40
                                              --------              --------                  --------
Total from Investment Activities.......           0.59                 (0.14)                     0.90
                                              --------              --------                  --------

LESS DISTRIBUTIONS FROM:
  From net investment income...........          (0.55)                (0.53)                    (0.50)
  From net realized gains..............             --                 (0.21)                       --
  In excess of net realized gains......             --                 (0.03)                       --
                                              --------              --------                  --------
    Total Distributions................          (0.55)                (0.77)                    (0.50)
                                              --------              --------                  --------
Net change in net asset value per
  share................................           0.04                 (0.91)                     0.40
                                              --------              --------                  --------
NET ASSET VALUE, END OF PERIOD.........       $   9.53              $   9.49                  $  10.40
                                              ========              ========                  ========
TOTAL RETURN...........................           6.48%                (1.36)%                    9.31%(a)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (in
  thousands)...........................       $127,599              $152,106                  $145,194
Ratios to average net assets:
  Expenses.............................           0.84%                 0.87%                     0.90%(b)
  Net investment income................           5.86%                 5.43%                     5.46%(b)
  Expenses(c)..........................           0.94%                 0.97%                     1.00%(b)
Portfolio Turnover Rate(d).............             58%                   52%                       54%

---------------

*  Commencement of operations.

(a) Not annualized.

(b) Annualized.

(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       SEE NOTES TO FINANCIAL STATEMENTS.

58

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
INVESTMENT GRADE BOND FUND

                                           CLASS A SHARES        CLASS A SHARES            CLASS A SHARES
                                         ------------------    ------------------    --------------------------
                                            FOR THE YEAR          FOR THE YEAR           FEBRUARY 3, 1998*
                                               ENDED                 ENDED                    THROUGH
                                         SEPTEMBER 30, 2000    SEPTEMBER 30, 1999        SEPTEMBER 30, 1998
                                         ------------------    ------------------    --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...        $ 9.51                $10.42                    $10.10
                                               ------                ------                    ------
INVESTMENT ACTIVITIES:
  Net investment income................          0.53                  0.51                      0.36
  Net realized and unrealized gain
    (loss) on investments..............          0.04                 (0.67)                     0.32
                                               ------                ------                    ------
Total from Investment Activities.......          0.57                 (0.16)                     0.68
                                               ------                ------                    ------

LESS DISTRIBUTIONS FROM:
  From net investment income...........         (0.53)                (0.51)                    (0.36)
  From net realized gains..............            --                 (0.03)                       --
  In excess of net realized gains......            --                 (0.21)                       --
                                               ------                ------                    ------
    Total Distributions................         (0.53)                (0.75)                    (0.36)
                                               ------                ------                    ------
Net change in net asset value per
  share................................          0.04                 (0.91)                     0.32
                                               ------                ------                    ------
NET ASSET VALUE, END OF PERIOD.........        $ 9.55                $ 9.51                    $10.42
                                               ======                ======                    ======
TOTAL RETURN...........................          6.20%                (1.58)%                    6.89%(a)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (in
  thousands)...........................        $1,824                $3,670                    $1,272
Ratios to average net assets:
  Expenses.............................          1.09%                 1.10%                     1.14%(b)
  Net investment income................          5.61%                 5.18%                     4.99%(b)
  Expenses(c)..........................          1.44%                 1.45%                     1.49%(b)
Portfolio Turnover Rate(d).............            58%                   52%                       54%

---------------

*  Commencement of operations.

(a) Not annualized.

(b) Annualized.

(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
PRIME MONEY MARKET FUND

                                            TRUST SHARES          TRUST SHARES              TRUST SHARES
                                         ------------------    ------------------    --------------------------
                                            FOR THE YEAR          FOR THE YEAR           NOVEMBER 1, 1997*
                                               ENDED                 ENDED                    THROUGH
                                         SEPTEMBER 30, 2000    SEPTEMBER 30,1999         SEPTEMBER 30, 1998
                                         ------------------    ------------------    --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...       $  1.00               $   1.00                  $   1.00
                                              -------               --------                  --------
INVESTMENT ACTIVITIES:
  Net investment income................          0.06                   0.05                      0.05
                                              -------               --------                  --------
Total from Investment Activities.......          0.06                   0.05                      0.05
                                              -------               --------                  --------

LESS DISTRIBUTIONS FROM:
  From net investment income...........         (0.06)                 (0.05)                    (0.05)
                                              -------               --------                  --------
    Total Distributions................         (0.06)                 (0.05)                    (0.05)
                                              -------               --------                  --------
Net change in net asset value per
  share................................            --                     --                        --
                                              -------               --------                  --------
NET ASSET VALUE, END OF PERIOD.........       $  1.00               $   1.00                  $   1.00
                                              =======               ========                  ========
TOTAL RETURN...........................          5.82%                  4.74%                     4.84%(a)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (in
  thousands)...........................       $74,350               $221,565                  $144,806
Ratios to average net assets:
  Expenses.............................          0.46%                  0.51%                     0.49%(b)
  Net investment income................          5.56%                  4.64%                     5.17%(b)
  Expenses(c)..........................          0.63%                  0.67%                     0.69%(b)

---------------

*  Commencement of operations.

(a) Not annualized.

(b) Annualized.

(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

60

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
PRIME MONEY MARKET FUND

                                           CLASS A SHARES        CLASS A SHARES            CLASS A SHARES
                                         ------------------    ------------------    --------------------------
                                            FOR THE YEAR          FOR THE YEAR           FEBRUARY 3, 1998*
                                               ENDED                 ENDED                    THROUGH
                                         SEPTEMBER 30, 2000    SEPTEMBER 30, 1999        SEPTEMBER 30, 1998
                                         ------------------    ------------------    --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...       $   1.00              $  1.00                    $ 1.00
                                              --------              -------                    ------
INVESTMENT ACTIVITIES:
  Net investment income................           0.05                 0.04                      0.03
                                              --------              -------                    ------
Total from Investment Activities.......           0.05                 0.04                      0.03
                                              --------              -------                    ------

LESS DISTRIBUTIONS FROM:
  From net investment income...........          (0.05)               (0.04)                    (0.03)
                                              --------              -------                    ------
    Total Distributions................          (0.05)               (0.04)                    (0.03)
                                              --------              -------                    ------
Net change in net asset value per
  share................................             --                   --                        --
                                              --------              -------                    ------
NET ASSET VALUE, END OF PERIOD.........       $   1.00              $  1.00                    $ 1.00
                                              ========              =======                    ======
TOTAL RETURN...........................           5.56%                4.48%                     2.93%(a)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (in
  thousands)...........................       $280,212              $29,246                    $8,514
Ratios to average net assets:
  Expenses.............................           0.71%                0.76%                     0.75%(b)
  Net investment income................           5.54%                4.42%                     4.88%(b)
  Expenses(c)..........................           1.13%                1.17%                     1.20%(b)

---------------

*  Commencement of operations.

(a) Not annualized.

(b) Annualized.

(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
U.S. TREASURY OBLIGATIONS FUND

                                            TRUST SHARES          TRUST SHARES              TRUST SHARES
                                         ------------------    ------------------    --------------------------
                                            FOR THE YEAR          FOR THE YEAR           NOVEMBER 1, 1997*
                                               ENDED                 ENDED                    THROUGH
                                         SEPTEMBER 30, 2000    SEPTEMBER 30, 1999        SEPTEMBER 30, 1998
                                         ------------------    ------------------    --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...       $  1.00               $   1.00                  $   1.00
                                              -------               --------                  --------
INVESTMENT ACTIVITIES:
  Net investment income................          0.05                   0.04                      0.05
                                              -------               --------                  --------
Total from Investment Activities.......          0.05                   0.04                      0.05
                                              -------               --------                  --------

LESS DISTRIBUTIONS FROM:
  From net investment income...........         (0.05)                 (0.04)                    (0.05)
                                              -------               --------                  --------
    Total Distributions................         (0.05)                 (0.04)                    (0.05)
                                              -------               --------                  --------
Net change in net asset value per
  share................................            --                     --                        --
                                              -------               --------                  --------
NET ASSET VALUE, END OF PERIOD.........       $  1.00               $   1.00                  $   1.00
                                              =======               ========                  ========
TOTAL RETURN...........................          5.53%                  4.52%                     4.70%(a)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (in
  thousands)...........................       $17,948               $104,553                  $101,300
Ratios to average net assets:
  Expenses.............................          0.45%                  0.46%                     0.47%(b)
  Net investment income................          5.15%                  4.42%                     5.08%(b)
  Expenses(c)..........................          0.55%                  0.56%                     0.61%(b)

---------------

*  Commencement of operations.

(a) Not annualized.

(b) Annualized.

(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

62

EUREKA FUNDS                                                FINANCIAL HIGHLIGHTS
U.S. TREASURY OBLIGATIONS FUND

                                           CLASS A SHARES        CLASS A SHARES            CLASS A SHARES
                                         ------------------    ------------------    --------------------------
                                            FOR THE YEAR          FOR THE YEAR            FEBRUARY 3, 1998
                                               ENDED                 ENDED                    THROUGH
                                         SEPTEMBER 30, 2000    SEPTEMBER 30, 1999        SEPTEMBER 30, 1998
                                         ------------------    ------------------    --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...       $   1.00               $ 1.00                    $1.00
                                              --------               ------                    -----
INVESTMENT ACTIVITIES:
  Net investment income................           0.05                 0.04                     0.03
                                              --------               ------                    -----
Total from Investment Activities.......           0.05                 0.04                     0.03
                                              --------               ------                    -----

LESS DISTRIBUTIONS FROM:
  From net investment income...........          (0.05)               (0.04)                   (0.03)
                                              --------               ------                    -----
    Total Distributions................          (0.05)               (0.04)                   (0.03)
                                              --------               ------                    -----
Net change in net asset value per
  share................................             --                   --                       --
                                              --------               ------                    -----
NET ASSET VALUE, END OF PERIOD.........       $   1.00               $ 1.00                    $1.00
                                              ========               ======                    =====
TOTAL RETURN...........................           5.26%                4.26%                    3.02%(a)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (in
  thousands)...........................       $122,888               $3,906                    $ 720
Ratios to average net assets:
  Expenses.............................           0.70%                0.70%                    0.72%(b)
  Net investment income................           5.24%                4.25%                    4.76%(b)
  Expenses(c)..........................           1.05%                1.06%                    1.10%(b)

---------------

*  Commencement of operations.

(a) Not annualized.

(b) Annualized.

(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Eureka Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Eureka Funds (comprised of Equity Fund, Global Asset Allocation Fund, Investment Grade Bond Fund, Prime Money Market Fund, and U.S. Treasury Obligations Fund) (the Funds) as of September 30, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Eureka Funds at September 30, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                   /s/ Ernst & Young LLP

Columbus, Ohio
November 10, 2000

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

TRUSTEES AND OFFICERS             INVESTMENT ADVISER
Larry Layne                       Sanwa Bank California
Chairman of the Board             Investment Management Department
Takashi Muraoka                   601 S. Figueroa Street
Trustee                           Los Angeles, California 90017
Walter F. Beran
Trustee                           ADMINISTRATOR AND DISTRIBUTOR
David L. Buell                    BISYS Fund Services
Trustee                           3435 Stelzer Road
Donald H. Livingstone             Columbus, Ohio 43219
Trustee                           LEGAL COUNSEL
Irimga McKay                      Ropes & Gray
President                         One Franklin Square
Greg Maddox                       1301 K Street, N.W.
Vice President                    Suite 800 East
Sandra Souter                     Washington, DC 20005
Vice President
Martin R. Dean                    TRANSFER AGENT
Secretary                         BISYS Fund Services, Inc.
Alaina V. Metz                    3435 Stelzer Road
Assistant Secretary               Columbus, Ohio 43219
Frank M. Deutchki                 AUDITORS
Treasurer                         Ernst & Young, LLP
                                  1100 Huntington Center
                                  41 South High Street
                                  Columbus, Ohio 43215
                                  CUSTODIAN
                                  The Bank of New York
                                  100 Church Street
                                  New York, NY 10286


This material is authorized for distribution to prospective investors only when accompanied or preceded by a current prospectus. Please read the prospectus carefully before investing or sending money.

The Eureka Funds are distributed by BISYS Fund Services. Sanwa Bank California is the investment adviser to the Funds and receives fees for those services.

EUR-0038-900